Exhibit 10.1 [EXECUTION COPY] TERM LOAN AGREEMENT dated as of July 21, 2017 Among BRIGHTHOUSE FINANCIAL, INC. as the Company The BANKS Party Hereto and BANK OF AMERICA, N.A. as Administrative Agent $600,000,000 MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and SUMITOMO MITSUI BANKING CORPORATION, as Joint Lead Arrangers and Joint Bookrunners SUMITOMO MITSUI BANKING CORPORATION, as Syndication Agent

ARTICLE I DEFINITIONS .................................................................................................... 1 SECTION 1.01 Definitions ............................................................................................. 1 SECTION 1.02 Accounting Terms and Determinations .............................................. 17 SECTION 1.03 Types of Borrowings ........................................................................... 17 ARTICLE II THE CREDITS .................................................................................................. 17 SECTION 2.01 [Reserved] ........................................................................................... 17 SECTION 2.02 [Reserved] ........................................................................................... 17 SECTION 2.03 [Reserved] ........................................................................................... 17 SECTION 2.04 Term Loan ........................................................................................... 18 SECTION 2.05 Notice of Borrowings, Conversions and Continuations of Term Loans ................................................................................................... 18 SECTION 2.06 Funding of Term Loans ....................................................................... 19 SECTION 2.07 Evidence of Term Loans ..................................................................... 20 SECTION 2.08 Maturity of Term Loans ...................................................................... 20 SECTION 2.09 Interest Rates of Term Loans .............................................................. 21 SECTION 2.10 Fees ..................................................................................................... 21 SECTION 2.11 Termination or Reduction of Commitments ....................................... 22 SECTION 2.12 Optional Prepayments ......................................................................... 22 SECTION 2.13 Payments Generally; Pro Rata Treatment ........................................... 23 SECTION 2.14 Funding Losses ................................................................................... 24 SECTION 2.15 Computation of Interest and Fees ....................................................... 24 SECTION 2.16 [Reserved] ........................................................................................... 25 SECTION 2.17 Defaulting Banks ................................................................................. 25 ARTICLE III CONDITIONS ................................................................................................... 25 SECTION 3.01 Each Credit Extension ......................................................................... 25 SECTION 3.02 Effectiveness ....................................................................................... 26 ARTICLE IV REPRESENTATIONS AND WARRANTIES ................................................. 28 SECTION 4.01 Corporate Existence and Power .......................................................... 28 SECTION 4.02 Corporate and Governmental Authorization; Contravention .............. 28 SECTION 4.03 Binding Effect ..................................................................................... 29 SECTION 4.04 Financial Information; No Material Adverse Change ......................... 29 SECTION 4.05 Litigation ............................................................................................. 30

SECTION 4.06 Compliance with ERISA ..................................................................... 30 SECTION 4.07 Taxes ................................................................................................... 30 SECTION 4.08 Subsidiaries ......................................................................................... 30 SECTION 4.09 Not an Investment Company ............................................................... 31 SECTION 4.10 Obligations to be Pari Passu ................................................................ 31 SECTION 4.11 No Default ........................................................................................... 31 SECTION 4.12 Material Subsidiaries ........................................................................... 31 SECTION 4.13 [Reserved] ........................................................................................... 31 SECTION 4.14 Full Disclosure .................................................................................... 31 SECTION 4.15 [Reserved] ........................................................................................... 31 SECTION 4.16 Hybrid Instruments ............................................................................. 31 SECTION 4.17 Sanctioned Persons; Anti-Corruption Laws; Patriot Act .................... 32 SECTION 4.18 EEA Financial Institutions .................................................................. 32 ARTICLE V COVENANTS ................................................................................................... 32 SECTION 5.01 Information .......................................................................................... 33 SECTION 5.02 Payment of Obligations ....................................................................... 35 SECTION 5.03 Conduct of Business and Maintenance of Existence .......................... 35 SECTION 5.04 Maintenance of Property; Insurance ................................................... 36 SECTION 5.05 Compliance with Laws ........................................................................ 36 SECTION 5.06 Inspection of Property, Books and Records ........................................ 36 SECTION 5.07 Financial Covenants with respect to the Company ............................. 37 SECTION 5.08 Negative Pledge .................................................................................. 37 SECTION 5.09 Consolidations, Mergers and Sales of Assets ..................................... 37 SECTION 5.10 Use of Credit ....................................................................................... 37 SECTION 5.11 Obligations to be Pari Passu ................................................................ 38 SECTION 5.12 Certain Debt ........................................................................................ 38 SECTION 5.13 Intermediate Co. Guaranty .................................................................. 38 SECTION 5.14 Financial Covenants with respect to the Guarantor ............................ 38 ARTICLE VI DEFAULTS ....................................................................................................... 39 SECTION 6.01 Events of Default................................................................................. 39 SECTION 6.02 Notice of Default ................................................................................. 42 ARTICLE VII THE ADMINISTRATIVE AGENT .................................................................. 42 SECTION 7.01 Appointment and Authorization .......................................................... 42

SECTION 7.02 Agent’s Fee ......................................................................................... 42 SECTION 7.03 Agent and Affiliates ............................................................................ 42 SECTION 7.04 Action by Agent .................................................................................. 42 SECTION 7.05 Consultation with Experts ................................................................... 42 SECTION 7.06 Liability of Agent ................................................................................ 42 SECTION 7.07 Indemnification ................................................................................... 43 SECTION 7.08 Credit Decision ................................................................................... 43 SECTION 7.09 Successor Agent .................................................................................. 43 SECTION 7.10 Delegation to Affiliates ....................................................................... 44 SECTION 7.11 Lead Arrangers and Syndication Agent .............................................. 44 SECTION 7.12 Release of Intermediate Co. Guaranty ................................................ 44 SECTION 7.13 ERISA ................................................................................................. 44 ARTICLE VIII CHANGE IN CIRCUMSTANCES ................................................................... 44 SECTION 8.01 Basis for Determining Interest Rate Inadequate or Unfair.................. 44 SECTION 8.02 Illegality .............................................................................................. 45 SECTION 8.03 Increased Cost and Reduced Return ................................................... 45 SECTION 8.04 Base Rate Term Loans Substituted for Affected Euro-Dollar Term Loans ......................................................................................... 47 SECTION 8.05 Taxes ................................................................................................... 47 SECTION 8.06 Regulation D Compensation ............................................................... 50 SECTION 8.07 Mitigation Obligations; Replacement of Banks .................................. 51 ARTICLE IX [Reserved] .......................................................................................................... 51 ARTICLE X MISCELLANEOUS .......................................................................................... 52 SECTION 10.01 Notices ................................................................................................ 52 SECTION 10.02 No Waivers ......................................................................................... 52 SECTION 10.03 Expenses; Indemnification; Non-Liability of Banks .......................... 52 SECTION 10.04 Sharing of Payments ........................................................................... 53 SECTION 10.05 Amendments and Waivers .................................................................. 54 SECTION 10.06 Successors and Assigns ....................................................................... 54 SECTION 10.07 Collateral ............................................................................................. 56 SECTION 10.08 New York Law .................................................................................... 56 SECTION 10.09 Judicial Proceedings ............................................................................ 56 SECTION 10.10 Counterparts; Integration; Headings ................................................... 57

SECTION 10.11 Confidentiality .................................................................................... 57 SECTION 10.12 WAIVER OF JURY TRIAL ............................................................... 58 SECTION 10.13 [Reserved] ........................................................................................... 58 SECTION 10.14 USA PATRIOT Act ............................................................................ 58 SECTION 10.15 No Fiduciary Duty .............................................................................. 58 SECTION 10.16 Acknowledgement and Consent to Bail-In of EEA Financial Institutions ........................................................................................... 59 SECTION 10.17 Electronic Execution of Assignments and Certain Other Documents .......................................................................................... 59

1 EXHIBITS Exhibit A Form of Note Exhibit B Form of Assignment and Assumption Exhibit C Form of Intermediate Co. Guaranty Exhibit D Form of Notice of Borrowing SCHEDULES Schedule I Commitments Schedule II Material Subsidiaries Schedule III Hybrid Instruments Schedule IV Restructuring Transaction Schedule V Spin-Off Transaction

1 TERM LOAN AGREEMENT, dated as of July 21, 2017 among: BRIGHTHOUSE FINANCIAL, INC., a Delaware corporation, the BANKS party hereto and BANK OF AMERICA, N.A., as Administrative Agent. The Company has requested that the Banks make, in one or more installments, a term loan to it in an aggregate face or principal amount not exceeding $600,000,000, and the Banks are prepared to make such term loans upon the terms and conditions hereof. Accordingly, the parties hereto agree as follows: ARTICLE I DEFINITIONS SECTION 1.01 Definitions. The following terms, as used herein, have the following meanings: “Adjusted Consolidated Net Worth” means, at any date, without duplication, the sum of (a) the consolidated shareholders’ equity, determined in accordance with GAAP, of the Company and its Consolidated Subsidiaries, plus (b) the aggregate Hybrid Instrument Amount; provided that, in determining such Adjusted Consolidated Net Worth, there shall be excluded (i) any “Accumulated Other Comprehensive Income (Loss)” shown on the consolidated balance sheet of the Company and its Consolidated Subsidiaries prepared in accordance with GAAP, (ii) the effects of the application of FASB ASC 815 to derivative or hedge transactions entered into with respect to statutory reserves related to universal life insurance policies with secondary guarantees that are designated as runoff in the Company’s financial statements prepared in accordance with GAAP, or that the Company expects, in good faith, to be designated in runoff within 120 days of the Effective Date and are identified by the Company to be designated for runoff in the Company’s financial statements prepared in accordance with GAAP, and the related tax impact, (iii) the effect of any election under the fair value option in FASB ASC 825 permitting a Person to measure its financial assets or liabilities at the fair value thereof, and the related tax impact, and (iv) all noncontrolling equity interests in subsidiaries (as determined in accordance with Statement of Financial Accounting Standards No. 160, entitled “Noncontrolling Interests in Consolidated Financial Statements”) shown on the consolidated balance sheet of the Company and its Consolidated Subsidiaries. “Administrative Agent” means Bank of America in its capacity as agent for the Banks hereunder, and its successors in such capacity. “Administrative Questionnaire” means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Company) duly completed by such Bank. “Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. “Agreement” means this Term Loan Agreement, as it may be amended or modified and in effect from time to time.

2 “Anti-Corruption Laws” has the meaning set forth in Section 4.17. “Anti-Money Laundering Laws” has the meaning set forth in Section 4.17. “Applicable Lending Office” means, as to each Bank, its office, branch or Affiliate located at its address set forth in its Administrative Questionnaire or such other office, branch or Affiliate of such Bank as it may hereafter designate as its Applicable Lending Office for purposes hereof by notice to the Company and the Administrative Agent. “Applicable Commitment Fee Rate” and “Applicable Margin” means, for any day, with respect to the Commitment Fees payable hereunder or with respect to the interest margin on any Base Rate Term Loan or Euro-Dollar Term Loan, as the case may be, the applicable rate per annum set forth below under the caption “Applicable Commitment Fee Rate”, “Applicable Margin (Base Rate Term Loans)” or “Applicable Margin (Euro-Dollar Term Loans)”, respectively, based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Index Debt (it being understood that on the Effective Date the Applicable Commitment Fee Rate and Applicable Margin shall be determined based upon Category 3): Index Debt Ratings (S&P/ Moody’s) Applicable Commitment Fee Rate Applicable Margin (Euro-Dollar Term Loans) Applicable Margin (BaseRate Term Loans) Category 1 ≥ A- / A3 0.150% 1.125% 0.125% Category 2 BBB+ / Baa1 0.175% 1.250% 0.250% Category 3 BBB / Baa2 0.225% 1.500% 0.500% Category 4 BBB- / Baa3 0.300% 1.750% 0.750% Category 5 < BBB- / Baa3 0.375% 2.125% 1.125% For purposes of the foregoing, (a) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall within different Categories that are one Category apart, the Applicable Commitment Fee Rate and the Applicable Margin shall be determined by reference to the Category of the higher of the two ratings; (b) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall within different Categories that are more than one Category apart, the Applicable Commitment Fee Rate and the Applicable Margin shall be determined by reference to the Category next below that of the higher of the two ratings; (c) if only one of Moody’s and S&P shall have in effect a rating for the Index Debt, the Applicable Commitment Fee Rate and the Applicable Margin shall be determined by reference to the Category of such rating; (d) if neither Moody’s nor S&P shall have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the second to last sentence of this definition), then the applicable rating shall be determined by reference to Category 5; and (e) if the ratings established or

3 deemed to have been established by Moody’s and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Company to the Administrative Agent and the Banks pursuant to Section 5.01 or otherwise. Each change in the Applicable Commitment Fee Rate and the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Banks shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Commitment Fee Rate and the Applicable Margin shall be determined by reference to the rating of Moody’s and/or S&P, as the case may be, most recently in effect prior to such change or cessation. References herein to “Applicable Margin” shall refer to the Applicable Margin for the relevant Type of Term Loan, as applicable. “Applicable Percentage” means, with respect to any Bank at any time, the percentage of the Term Loan Facility represented by (a) at any time during the Availability Period, the sum of such Bank’s (i) undrawn Commitment at such time plus (ii) the principal amount of such Bank’s Term Loan, (b) thereafter, the principal amount of such Bank’s Term Loan at such time, provided that in the case of Section 2.17 when a Defaulting Bank shall exist, “Applicable Percentage” shall mean the percentage of the total principal amount of the Term Loan (and undrawn Commitments, if any) (disregarding the principal amount of any Defaulting Bank’s portion of the Term Loan and undrawn Commitment) represented by such Bank’s portion of the principal amount of the Term Loans (and undrawn Commitments, if any). “Assignee” has the meaning set forth in Section 10.06(c). “Assignment and Assumption” means an assignment and assumption entered into by a Bank and an Assignee (with the consent of any party whose consent is required by Section 10.06), and accepted by the Administrative Agent, in the form of Exhibit B or any other form approved by the Administrative Agent. “Availability Effective Date” means the initial date the conditions set forth in Section 3.01 are satisfied. “Availability Period” means the period from and including the Availability Effective Date to earlier of (x) the Availability Termination Date (including such date) and (y) termination of the Commitments pursuant to Section 2.11, Section 6.01 or otherwise (excluding such date (unless such termination is as of a result of the Availability Termination Date)). “Availability Termination Date” means August 15, 2017. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

4 “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bank” means each Person listed under the caption “BANKS” on the signature pages hereof, and each other Person that shall become a party hereto as a Bank pursuant to this Agreement (other than any such Person that ceases to be a Bank by means of assignment pursuant to this Agreement), together with its successors. “Bank of America” means Bank of America, N.A. and its successors. “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a governmental body, agency or official or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such governmental body, agency or official or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the LIBO Rate plus 1.00%, provided further that if the Base Rate shall be less than zero, such rate shall be deemed to zero for the purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. “Base Rate Borrowing” shall have the meaning set forth in Section 1.03. “Base Rate Term Loan” means the portion of the Term Loan that bears interest by reference to the Base Rate in accordance with the applicable Notice of Borrowing, Article VIII or as otherwise set forth herein. “Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

5 “Brighthouse Reinsurance” means Brighthouse Reinsurance Company of Delaware, a Delaware corporation. “Borrowing” shall have the meaning set forth in Section 1.03. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s office set forth on the Administrative Agent’s signature page hereto is located and, if such day relates to any Euro-Dollar Rate Loan, means any such day that is also a London Banking Day. “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing. “Change of Control” means any event or series of events by which: (i) prior to the Spin-Off Effective Date, any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of 35% or more of the outstanding shares of common stock of MetLife, or (ii) from and after the Spin-Off Effective Date, any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of 25% or more of the outstanding shares of common stock of the Company; provided that, for the avoidance of doubt, the consummation of the Spin-Off Transaction and the “distribution” of common stock of the Company to the shareholders of MetLife on the “distribution date” (as such terms are defined in the Specified Form 10) shall not be deemed to be a Change of Control. “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute. “Commitment” means, with respect to any Bank, its obligation to make the Term Loan to the Company pursuant to Section 2.04 in an aggregate principal amount over all installments thereof not to the exceed the amount set forth opposite such Bank’s name on Schedule I hereto (reflecting the Commitments on the date hereof) or in the Assignment and Assumption or other instrument executed and delivered hereunder pursuant to which such Bank becomes a party hereto, as applicable, as such amount may be reduced from time to time pursuant to this Agreement, including, without limitation, reductions pursuant to Section 2.04 and 2.11(c). The aggregate amount of the Banks’ Commitments is $600,000,000 as of the date hereof. The Commitments of the Banks are several and not joint and no Bank shall be responsible for any other Bank’s failure to make the Term Loan hereunder.

6 “Committed Borrowing” means each advance of the Term Loan, or portion thereof, that is requested by the Company pursuant to Section 2.04. “Company” means Brighthouse Financial, Inc., a Delaware corporation, and its successors. “Consolidated Subsidiary” means, at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date, and for the avoidance of doubt, prior to the Spin-Off Effective Date, including any corporation or other entity that the Company is anticipated to own on the Spin-Off Effective Date and the accounts of which are anticipated to be consolidated with the Company from and after the Spin-Off Effective Date and that is included in the combined financial statements of the Company and its related companies in the Specified Form 10. “Consolidated Total Capitalization” means, at any date, for the Company and its Consolidated Subsidiaries, the sum of, without duplication, (i) Consolidated Total Indebtedness plus (ii) Adjusted Consolidated Net Worth. “Consolidated Total Indebtedness” means, at any date, for the Company and its Consolidated Subsidiaries, the sum of, without duplication, (i) the aggregate amount of all Non- Operating Indebtedness plus (ii) the aggregate amount of all Hybrid Instruments of such Person to the extent such amount would not be included in the determination of Adjusted Consolidated Net Worth. “Credit Documents” means (a) this Agreement, (b) the Notes, (c) the Intermediate Co. Guaranty (if applicable), and (d) the Fee Letter. “Credit Party” means the Administrative Agent or any Bank. “Debt” of any Person means, at any date, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (d) all obligations of such Person as lessee under capital leases, (e) all non- contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, (f) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (g) all Debt of others Guaranteed by such Person, and (h) all obligations of such Person in respect of Disqualified Capital Stock (and, for the avoidance of doubt, Debt shall include Hybrid Instruments); provided that the definition of “Debt” does not include any obligations of such Person (x) under repurchase or reverse repurchase agreements to repurchase or resell (as applicable) securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities (or other property) or (y) to return collateral pledged in respect of or in connection with the loan of such securities.

7 “Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Bank” means any Bank that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Term Loans or (ii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Bank notifies the Administrative Agent in writing that such failure is the result of such Bank’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Company or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Bank’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, acting in good faith, to provide a certification in writing from an authorized officer of such Bank that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Term Loans under this Agreement, provided that such Bank shall cease to be a Defaulting Bank pursuant to this clause (c) upon receipt by the Administrative Agent of such certification in form and substance satisfactory to the Administrative Agent, or (d) has become the subject of (A) a Bankruptcy Event or (B) a Bail- In Action. “Derivative Financial Products” of any Person means all obligations (including whether pursuant to any master agreement or any particular agreement or transaction) of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, interest rate future, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency future, currency option or any other similar transaction (including any option with respect to any of the foregoing) or any combination thereof. “Disqualified Capital Stock” means that portion of any Capital Stock (other than Capital Stock that is solely redeemable, or at the election of the issuer thereof (not subject to any condition), may be redeemed, with Capital Stock that is not Disqualified Capital Stock) which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof, on or prior to 180 days after the first anniversary of the Termination Date. “Dollars” and the sign “$” means lawful money in the United States of America. “EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a)

8 of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent; “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date this Agreement becomes effective in accordance with Section 3.02. “Environmental Laws” means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof. “Equity Issuance” means, with respect to any Person, (a) any issuance or sale by such Person of (i) any Capital Stock, (ii) any warrants or options exercisable in respect of Capital Stock (other than any warrants or options issued to directors, officers or employees of such Person in their capacity as such and any Capital Stock issued upon the exercise thereof) or (iii) any other security or instrument representing Capital Stock (or the right to obtain any Capital Stock) in such Person or (b) the receipt by such Person of any contribution to its capital (whether or not evidenced by any equity security) by any other Person; provided that Equity Issuance shall not include, with respect to any Subsidiary of the Company, any such issuance or sale by such Subsidiary to the Company or another Subsidiary or any capital contribution by the Company or another Subsidiary to such Subsidiary. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute. “ERISA Group” means the Company and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Euro-Dollar Borrowing” shall have the meaning set forth in Section 1.03.

9 “Euro-Dollar Term Loan” means the portion of the Term Loan that bears interest by reference to the LIBO Rate (other than the LIBO Rate component of the Base Rate) in accordance with the applicable Notice of Borrowing or as otherwise set forth herein. “Euro-Dollar Reserve Percentage” means, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of “Eurocurrency liabilities” (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Term Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). “Event of Default” has the meaning set forth in Section 6.01. “Existing Credit Agreement” means that certain Term Loan Agreement, dated as of December 2, 2016, by and among the Company, the banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended or otherwise modified and in effect from time to time. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent. “Fee Letter” means that certain letter agreement, dated as of the date hereof, between the Company, Bank of America and SMBC, as amended and in effect from time to time. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer, assistant treasurer, or other senior financial officer of the Company, in each case, to the extent duly authorized to deliver certifications hereunder and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the Company so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the Company designated in or pursuant to an agreement between the Company and the Administrative Agent. Any document delivered hereunder that is signed by a Financial Officer of the Company shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Company and such Financial Officer shall be conclusively presumed to have acted on behalf of the Company. “Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such

10 Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning. “Guarantor” means the Intermediate Co. during the Guaranty Period. “Guaranty Period” means the period from and including the date on which the Guarantor shall have executed and delivered the Intermediate Co. Guaranty (which shall, for the avoidance of doubt, be prior to the borrowing of the initial installment of the Term Loan, unless the condition set forth in Section 3.01(e)(i) shall have been satisfied) through and including the date such Intermediate Co. Guaranty is released (a) by the Administrative Agent pursuant to Section 7.12 hereof or (b) with the consent of the Banks pursuant to Section 10.05(vi). “Hybrid Instruments” means Securities (as defined below) that are given at least some equity credit by S&P or Moody’s (and as to which, in the case of any Hybrid Instrument issued after the Effective Date, the Company shall have provided evidence of such equity credit to the Administrative Agent), provided that the term “Hybrid Instruments” shall exclude any Securities to the extent recorded in the shareholder’s equity section of the combined or consolidated balance sheet of the Company and its Consolidated Subsidiaries most recently filed with the SEC. As used herein “Securities” means any stock, share, partnership interest, membership interest in a limited liability company, voting trust certificate, certificate of interest or participation in any profit-sharing agreement or arrangement, option, warrant, bond, debenture, note, or other evidence of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing. “Hybrid Instrument Amount” means, with respect to any Hybrid Instruments, the principal amount (which principal amount may be a portion of the aggregate principal amount) of such Hybrid Instrument that is accorded equity credit treatment by S&P and/or Moody’s at the time of issuance thereof; provided that, (i) in the case such Hybrid Instruments are given equity credit by both S&P and Moody’s, the higher of the two amounts shall apply, (ii) the equity credit treatment given by S&P and Moody’s to any Hybrid Instrument at the time of issuance shall be deemed to apply to such Hybrid Instrument to the extent such Hybrid Instrument remains outstanding, irrespective of any change in the equity credit treatment given by either such rating agency to such Hybrid Instrument at any time after the date of issuance (it being agreed, for avoidance of doubt, that any change in the amount or percentage of the equity credit given to such Hybrid Instrument that is contemplated in the equity credit treatment given to such Hybrid Instrument as of the date of issuance (including, without limitation, any such change resulting from the life to maturity of such Hybrid Instrument or the amount of all such Hybrid Instruments as a percentage of total adjusted capital (as determined by S&P or Moody’s)) shall continue to be given effect after the date of issuance in determining the Hybrid Instrument Amount) and (iii) the

11 Hybrid Instrument Amount that is included in the determination of Adjusted Consolidated Net Worth shall not, at any time, exceed 15% of Consolidated Total Capitalization. “Impacted Interest Period” has the meaning set forth in Section 2.09(b). “Index Debt” means senior, unsecured, long-term indebtedness for borrowed money of the Company that is not guaranteed by any other Person or subject to any other credit enhancement, provided that, prior to the Spin-Off Effective Date, the Company’s 3.700% Senior Notes Due 2027 and 4.700% Senior Notes due 2047 shall constitute Index Debt notwithstanding the unsecured guaranty thereof provided by MetLife. “Insurance Subsidiary” means any Subsidiary which is subject to the regulation of, and is required to file statements with, any governmental body, agency or official in any State or territory of the United States or the District of Columbia which regulates insurance companies or the doing of an insurance business therein, including, without limitation, Brighthouse Reinsurance. “Interest Period” means, with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending one, two, three or six months (or, if available, nine or twelve months with the consent of all of the Banks) thereafter, as the Company may elect in the applicable Notice of Borrowing; provided that: (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and (c) any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Intermediate Co.” means Brighthouse Holdings, LLC, a Delaware limited liability company. “Intermediate Co. Guaranty” means a Guarantee by Intermediate Co. of the Obligations in the form of Exhibit C or otherwise in form and substance satisfactory to the Administrative Agent. “Lead Arrangers” means MLPFS and SMBC in their capacities as joint lead arrangers and joint bookrunners.

12 “LIBO Rate” means: (a) for any Interest Period with respect to a Euro-Dollar Term Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and (b) for any interest calculation with respect to a Base Rate Term Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day; and (c) if the LIBO Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement; provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. “LIBOR” has the meaning set forth in the definition of LIBO Rate. “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or beneficially holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset. “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market. “Material Adverse Effect” means a material adverse effect on (a) business, assets, property or financial condition of the Company and its Consolidated Subsidiaries, taken as a whole or (b) the validity or enforceability of any of the Credit Documents or the material rights and remedies of the Banks under the Credit Documents. “Material Subsidiary” means (a) Intermediate Co., (b) Brighthouse Reinsurance, (c) any other Subsidiary that has total assets (including, without limitation, Capital Stock of its Subsidiaries) in excess of 10% of the total assets of the Company and its Consolidated Subsidiaries (based upon and as of the date of the filing of the most recent combined or consolidated balance sheet of the Company furnished pursuant to Section 4.04 or 5.01), and (d) any Subsidiary formed or organized after the Effective Date that owns, directly or indirectly, greater than 10% of the Capital Stock of any other Material Subsidiary. In the event that the

13 aggregate total assets of the Material Subsidiaries represents less than 80% of the consolidated total assets of the Company and its Consolidated Subsidiaries (as reported on the Company’s most recent combined or consolidated balance sheet furnished pursuant to Section 4.04 or 5.01), the Company shall promptly designate an additional Subsidiary or Subsidiaries as Material Subsidiaries in order that, after such designation, the aggregate total assets of the Material Subsidiaries represent at least 80% of the consolidated total assets of the Company and its Consolidated Subsidiaries (as reported on the Company’s most recent combined or consolidated balance sheet furnished pursuant to Section 4.04 or 5.01). “MetLife” means MetLife, Inc., a Delaware corporation. “MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the Effective Date. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five-year period. “NAIC” means the National Association of Insurance Commissioners and any successor thereto. “Net Proceeds” means, with respect to any Equity Issuance, the aggregate cash proceeds received in respect of such Equity Issuance, net of all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates of the Company) in connection therewith; provided that Net Proceeds of any Equity Issuance shall not include any proceeds received in respect of the exercise of stock options held by officers, directors, employees, or consultants of the Company or any of its Subsidiaries. “Non-Consenting Bank” means any Bank that does not approve any consent, waiver or amendment that (a) requires the approval of each Bank or each affected Banks in accordance with the terms of Section 10.05 and (b) has been approved by the Required Banks. “Non-Defaulting Banks” means any Bank that is not a Defaulting Bank. “Non-Operating Indebtedness” of any Person means, at any date, all Debt (other than Operating Indebtedness) of such Person. “Notes” means a promissory note or notes of the Company, substantially in the form of Exhibit A hereto, evidencing the obligation of the Company to repay the Term Loan made to it hereunder, and “Note” means any one of such promissory notes issued hereunder.

14 “Notice of Borrowing” means a notice of (a) a Borrowing, (b) a conversion of a Borrowing from one Type to the other, or (c) a continuation of Euro-Dollar Term Loans, pursuant to Section 2.05, which shall be substantially in the form of Exhibit D or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Financial Officer of the Company. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of the Company and the Guarantor arising under any Credit Document or otherwise with respect to the Term Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Company, Guarantor or any Affiliate thereof of any proceeding under any bankruptcy, insolvency or similar laws affecting creditors’ rights generally naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding “Operating Indebtedness” of any Person means, at any date, without duplication, any Debt of such Person (a) in respect of or supporting (including any Guarantee of Debt in respect thereof) AXXX, XXX and other similar life reserve requirements, (b) incurred in connection with repurchase agreements and securities lending, (c) to the extent the proceeds of which are used directly or indirectly (including for the purpose of funding portfolios that are used to fund trusts in order) to support AXXX, XXX and other similar life reserves, (d) to the extent the proceeds of which are used to fund discrete customer-related assets or pools of assets (and related hedge instruments and capital) that are at least notionally segregated from other assets and have sufficient cash flow to pay principal and interest thereof, with insignificant risk of other assets of the Company and its Subsidiaries being called upon to make such principal and interest payments or (e) excluded entirely from financial leverage by both S&P and Moody’s in their evaluation of such Person. “Parent” means, with respect to any Bank, any Person as to which such Bank is, directly or indirectly, a subsidiary. “Participant” has the meaning set forth in Section 10.06(b). “Participant Register” has the meaning set forth in Section 10.06(b). “Patriot Act” has the meaning set forth in Section 4.17. “Payment Account” means an account designated by the Administrative Agent in a notice to the Company and the Banks to which payments hereunder are to be made. “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA. “Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

15 “Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group. “Quarterly Dates” means the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date hereof. “Register” has the meaning set forth in Section 2.07(b). “Regulation S-X” means Regulation S-X promulgated under the Securities Act of 1933, as amended from time to time, and as interpreted by the SEC. “Regulations T, U and X” means Regulations T, U and X, respectively, of the Board of Governors of the Federal Reserve System, in each case as in effect from time to time. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Required Banks” means, as of any date of determination, Banks holding more than 66.7% of the Term Loan Facility at such time; provided that, if as of such date of determination, there are more than three Banks, the aforementioned percentage shall be 50%. For the purposes of making a determination of the Required Banks, (i) if two or more Banks are Affiliates, such Banks will be considered as a single Bank and (ii) any Defaulting Bank and the portion of the Term Loan Facility held by any Defaulting Bank shall be excluded. “Restructuring Effective Date” means the date the Restructuring Transaction is consummated, in a manner reasonably satisfactory to the Administrative Agent. “Restructuring Transaction” means the corporate restructuring described in the Specified Form 10, pursuant to which, among other things, (i) the Company shall own all of the voting Capital Stock of Intermediate Co., (ii) Intermediate Co. shall own, directly or indirectly, all of the Capital Stock of Brighthouse Life Insurance Company (formerly known as MetLife Insurance Company USA), Brighthouse Securities, LLC, Brighthouse Services, LLC, Brighthouse Investment Advisers, LLC (formerly known as MetLife Advisers, LLC), Brighthouse Life Insurance Company of NY (formerly known as First MetLife Investors Insurance Company), New England Life Insurance Company and each other Insurance Subsidiary to be acquired by the Company and Intermediate Co. and (iii) the ownership structure of the Company and its Subsidiaries shall be as set forth on Schedule IV. “Sanctions” has the meaning set forth in Section 4.17. “Sanctions Laws” has the meaning set forth in Section 4.17.

16 “S&P” means Standard and Poor’s Ratings Services. “SEC” means Securities and Exchange Commission or any governmental body, agency or official succeeding to its principal functions. “SMBC” means Sumitomo Mitsui Banking Corporation. “Specified Form 10” means that certain Form 10, filed by the Company with the Securities and Exchange Commission on October 5, 2016, as amended through June 30, 2017, and as may be further amended in a manner not adverse to the Administrative Agent and the Banks or otherwise with the consent of the Administrative Agent. “Spin-Off Effective Date” means the date the Spin-Off Transaction is consummated, in a manner reasonably satisfactory to the Administrative Agent. “Spin-Off Transaction” means the distribution and separation transaction described in the Specified Form 10, pursuant to which, among other things, (i) MetLife will not own more than 19.9% of the Company’s Capital Stock, (ii) the Restructuring Transaction shall have been consummated and (iii) the ownership structure of the Company and its Subsidiaries after giving effect to the Spin-Off Transaction shall be as set forth on Schedule V. “Statutory Statement” means a statement of the condition and affairs of an Insurance Subsidiary, prepared in accordance with accounting procedures and practices prescribed or permitted by an applicable insurance regulatory authority or the NAIC, as modified in accordance with permitted practices approved by an applicable insurance regulatory authority, and filed with an applicable insurance regulatory authority or the NAIC. “Subsidiary” means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company, and, prior to the Spin-Off Effective Date, any corporation or other entity that the Company is anticipated to own on the Spin-Off Effective Date and that is included in the combined financial statements of Company and its related companies in the Specified Form 10. “Syndication Agent” means SMBC in its capacity as syndication agent. “Term Loan” and “Term Loans” means the term loan made by each Bank to the Company pursuant to Section 2.04, which may be made in multiple installments as more particularly set forth in such Section 2.04 (or, if context so requires, the aggregate term loan made by all of the Banks). “Term Loan Facility” means, at any time, (a) at any time during the Availability Period, the sum of (i) the aggregate amount of Commitments at such time and (ii) the aggregate outstanding principal amount of the Term Loans of all Banks at such time and (b) thereafter, the aggregate outstanding principal amount of the Term Loans of all Banks at such time.

17 “Termination Date” means the earlier to occur of (i) December 2, 2019 or, if such day is not a Business Day, the next preceding Business Day or (ii) if the Spin-Off Transaction has not occurred on or prior to such date, August 15, 2017. “Type”, when used in reference to any Borrowing, refers to whether the Borrowing is of a Base Rate Term Loan or a Euro-Dollar Term Loan. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule. SECTION 1.02 Accounting Terms and Determinations. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements or statutory statements, as of the Effective Date, except as otherwise specifically prescribed herein. (b) If at any time any change in GAAP would affect the computation of any requirement set forth in any Credit Document, and either the Company or the Required Banks shall so request, the Administrative Agent, the Banks and the Company shall negotiate in good faith to amend such requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Banks); provided that, until so amended, (i) such requirement shall continue to be computed in accordance with GAAP as in effect prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Banks financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such requirement made before and after giving effect to such change in GAAP. SECTION 1.03 Types of Borrowings. The term “Borrowing” denotes each the Term Loan or portion thereof that is made to the Company pursuant to Section 2.04, as converted or continued pursuant to Section 2.05(b), on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement by reference to the pricing of the portion of the Term Loan comprising such Borrowing (e.g., a “Euro-Dollar Borrowing” is a Borrowing comprised of Euro-Dollar Term Loans and a “Base Rate Borrowing” is a Borrowing comprised of Base Rate Term Loans). ARTICLE II THE CREDITS SECTION 2.01 [Reserved]. SECTION 2.02 [Reserved]. SECTION 2.03 [Reserved].

18 SECTION 2.04 Term Loan. At any time and from time to time during the Availability Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make a Term Loan in up to three installments in Dollars to the Company pursuant to this Section in an aggregate principal amount not to exceed such Bank’s Commitment, which Commitment shall be permanently and irrevocably reduced on a dollar for dollar basis in an amount equal to the principal amount of each installment of the Term Loan made under this Agreement by such Bank on the date such installment is made, provided that, prior to the day after the Spin-Off Effective Date the aggregate principal amount of Term Loans outstanding shall not exceed $500,000,000; and, provided, further, no conversion or continuation of Euro- Dollar Term Loans shall be deemed an installment. Each Borrowing shall be in an aggregate principal amount of $25,000,000 or any larger multiple of $1,000,000 and shall be made from the several Banks ratably in proportion to their respective Commitments. Once prepaid or repaid, the Term Loan under this Agreement may not be reborrowed. SECTION 2.05 Notice of Borrowings, Conversions and Continuations of Term Loans. (a) Each Committed Borrowing, each conversion of a Borrowing from one Type to the other, and each continuation of Euro-Dollar Term Loans shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Notice of Borrowing; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Notice of Borrowing. Each such Notice of Borrowing must be received by the Administrative Agent not later than 11:00 a.m. (i) three (3) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Euro-Dollar Term Loans or of any conversion of Euro-Dollar Term Loans to Base Rate Term Loans, and (ii) on the requested date of any Borrowing of Base Rate Term Loans. Each Borrowing of, conversion to or continuation of Euro-Dollar Term Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Borrowing of or conversion to Base Rate Term Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Notice of Borrowing shall (A) specify (i) whether the Company is requesting a Committed Borrowing, a conversion of a Borrowing from one Type to the other, or a continuation of a Euro-Dollar Borrowing, (ii) the requested date of the Committed Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the aggregate principal amount of Term Loans to be borrowed, converted or continued, (iv) the Type of Term Loans to be borrowed or to which existing Term Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto, subject to the definition of Interest Period, and (B) certify that all other conditions in Section 3.01(a) or 3.01(b), as applicable, have been satisfied on or prior to the date of such Committed Borrowing. The Company may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Banks holding the Term Loans comprising such Borrowing, and the Term Loans comprising each such portion shall be considered a separate Borrowing. If the Company fails to specify a Type of Term Loan in a Notice of Borrowing or if the Company fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans shall be made as, or converted to, Base Rate Term Loans. Any such automatic conversion to Base Rate Term Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Euro-Dollar Term Loans. If the Company requests a Borrowing of, conversion to, or

19 continuation of Euro-Dollar Term Loans in any such Notice of Borrowing, but does not specify an Interest Period, then the Company will be deemed to have selected an Interest Period of one month. Promptly following receipt of a Notice of Borrowing, the Administrative Agent shall advise each Bank of the details thereof and of such Bank’s portion of each resulting Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Banks, so notifies the Company, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Euro-Dollar Borrowing and (ii) unless repaid, each Euro-Dollar Borrowing shall be converted to a Base Rate Borrowing at the end of the Interest Period applicable thereto. (b) Subject to the payment of amounts provided in Section 2.14, a Euro- Dollar Term Loan may be continued or converted only on the last day of an Interest Period for such Euro-Dollar Term Loan. During the existence of a Default, no Term Loans may be requested as, converted to or continued as Euro-Dollar Term Loans without the consent of the Required Banks. SECTION 2.06 Funding of Term Loans. (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank’s share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Company. (b) Not later than 12:00 noon (New York City time) (or 1:00 p.m. (New York City time) in the case of any Base Rate Borrowing) on the date of each Borrowing, each Bank participating therein shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant to Section 10.01. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Company at the Administrative Agent’s aforesaid address. (c) [Reserved]. (d) Unless the Administrative Agent shall have received notice from a Bank prior to the time of any Borrowing that such Bank will not make available to the Administrative Agent such Bank’s share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (b) of this Section and the Administrative Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Company severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Company until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Company, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.09 and (ii) in the case of such Bank, the higher of the Federal Funds Rate

20 and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank’s Term Loan included in such Borrowing for purposes of this Agreement. SECTION 2.07 Evidence of Term Loans. (a) Each Bank shall maintain in accordance with its usual practice records evidencing the indebtedness of the Company to such Bank resulting from each Term Loan made by such Bank, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder, and setting forth the Commitments of the Banks. (b) The Administrative Agent, acting solely for this purpose as an agent of the Company, shall maintain a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Banks and the Commitments of, and principal amounts (and stated interest) of the Term Loan owing to, each Bank from time to time (the “Register”). The entries in the Register shall be conclusive absent clear error, and the Company, the Administrative Agent and the Banks shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company and any Bank at any reasonable time and from time to time upon reasonable prior notice. (c) The failure of any Bank or the Administrative Agent to maintain such records required by this Section 2.07 or any error therein shall not in any manner affect the obligations of the Company to repay the Term Loan in accordance with the terms of this Agreement. (d) Any Bank may request that the Term Loan of such Bank to the Company be evidenced by a single Note, in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences the Term Loan of the relevant Type, payable by the Company to such Bank for the account of its Applicable Lending Office. In such event, the Company shall prepare, execute and deliver to such Bank a Note payable to such Bank (or, if requested by such Bank, to such Bank and its registered assigns). Thereafter, once recorded in and to the extent consistent with the information contained in the Register, the Term Loan evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 10.06) be represented by one or more Notes in such form payable to the payee named therein (or, to such payee and its registered assigns). For the Term Loan evidenced by a Note pursuant to this clause (d), any transfer of a Note must be recorded in the Register in order to be effective. SECTION 2.08 Maturity of Term Loans. Each Term Loan shall mature, and the Company hereby unconditionally promises to pay the unpaid principal of each Term Loan (together with accrued interest thereon and all other amounts payable under this Agreement) on the Termination Date.

21 SECTION 2.09 Interest Rates of Term Loans. (a) Each Base Rate Term Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Base Rate Term Loan is made until it becomes due, at a rate per annum equal to the sum of the Base Rate for such day plus the Applicable Margin. Such interest shall accrue and be payable quarterly in arrears on each Quarterly Date and on the Termination Date (and, if later, the date the Term Loan shall be paid in full). Any overdue principal of or interest on any Base Rate Term Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Base Rate for such day plus the Applicable Margin. (b) Each Euro-Dollar Term Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the applicable LIBO Rate plus the Applicable Margin. Such interest shall be payable (i) for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof and (ii) in the event of any conversion of any Euro-Dollar Term Loan prior to the end of the current Interest Period therefor, accrued interest on such Euro-Dollar Term Loan shall be payable on the effective date of such conversion. (c) Any overdue principal of any Euro-Dollar Term Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the Applicable Margin plus the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum (as of the date of determination) at which one-day (or, if such amount due remains unpaid more than three Business Days, then for such other period of time not longer than six months as the Administrative Agent may select) deposits in Dollars in an amount approximately equal to such overdue payment due to the Person serving as the Administrative Agent are offered to such Person in the London interbank market for the applicable period determined as provided above (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the Base Rate for such day plus the Applicable Margin). Any overdue interest on any Euro-Dollar Term Loan shall bear interest, payable on demand, for each day from and including the date payment thereof is due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the Base Rate for such day plus the Applicable Margin. (d) The Administrative Agent shall determine each interest rate applicable to the Term Loans and other amounts hereunder. The Administrative Agent shall give prompt notice to the Company and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error. SECTION 2.10 Fees. (a) The Company agrees to pay to the Administrative Agent for account of each Bank a Commitment Fee, which shall accrue at the Applicable Commitment Fee Rate, on the daily undrawn amount of the Commitment of such Bank during the period from and including the date hereof to the date on which the Commitments are reduced to zero and

22 terminated. Accrued Commitment Fees shall be payable on each Quarterly Date, commencing on the first such date after the Effective Date; provided that all such fees shall be payable on the earlier of (i) the Availability Termination Date, and (ii) date on which the Commitments are terminated and reduced to zero and any such fees accruing after such date shall be payable on demand. (b) [Reserved]. (c) [Reserved]. (d) [Reserved]. (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, as applicable, to the Banks entitled thereto. Fees paid hereunder shall not be refundable under any circumstances. SECTION 2.11 Termination or Reduction of Commitments. (a) The Commitments shall be automatically and permanently reduced on a dollar for dollar basis by an amount equal to the principal amount of each Committed Borrowing under this Agreement on the date of such Committed Borrowing. Unless previously terminated or reduced to zero, the Commitments shall be automatically and permanently reduced to zero and terminated on the Availability Termination Date. For the avoidance of doubt, the Commitments shall automatically and permanently terminate upon being reduced to zero. (b) During the Availability Period, the Company may, upon at least three Business Days’ notice to the Administrative Agent, terminate at any time, or proportionately and permanently reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $5,000,000, the undrawn portion of the aggregate amount of the Commitments. Upon receipt of such a notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank’s ratable share of such reduction (if such notice is a notice of reduction) and such notice shall not thereafter be revocable by the Company. Any termination or reduction of the Commitments shall be permanent. SECTION 2.12 Optional Prepayments. (a) The Company may, upon at least one Business Day’s notice to the Administrative Agent (or such shorter time as the Administrative Agent may agree in its sole discretion), prepay any Base Rate Borrowing made to the Company in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. (b) The Company may, upon notice to the Administrative Agent by 10:00 a.m., New York City time, at least three Business Days prior to the date of prepayment, prepay any Euro-Dollar Borrowing made to the Company in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with (x) accrued interest thereon to the date of

23 prepayment and (y) all losses and expenses (if any) relating thereto which are (i) determined pursuant to Section 2.14 and (ii) notified to the Company by the relevant Bank at least one Business Day prior to the date of such prepayment, provided that the failure of any Bank to so notify the Company of the amount of any such loss or expense shall not relieve the Company of its obligation to pay the same. (c) Each prepayment pursuant to this Section shall be applied to prepay ratably the Term Loan of the several Banks included in the relevant Borrowing being prepaid. Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank’s ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Company; provided, that any notice of prepayment delivered by the Company may state that such notice is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or before the specified effective date) if such condition is not satisfied. SECTION 2.13 Payments Generally; Pro Rata Treatment. (a) The Company shall make or cause to be made each payment required to be made by it hereunder (whether principal of or interest on the Term Loan, fees, amounts under Article VIII or otherwise) or under any other Credit Document (except to the extent otherwise provided therein) not later than 2:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its Payment Account, except as otherwise expressly provided in the relevant Credit Document, and except that payments pursuant to Section 10.03 and Article VIII shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder or under any other Credit Document shall be made in Dollars. (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal of or interest on the Term Loan and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder in respect of the Term Loan (as applicable), pro rata among the Banks in accordance with the amounts of interest and fees then due to the Banks, and (ii) second, to pay such principal in respect of the Term Loans (as applicable) then due hereunder, pro rata among the Banks in accordance with the amounts of principal of the Term Loan then due to the Banks. (c) Except to the extent otherwise provided herein (including, without limitation, in clause (e) hereof): (i) each payment of principal in respect of the Term Loans shall be for account of the Banks (other than Defaulting Banks), pro rata in accordance with the amounts of principal of the Term Loan then due and payable to the Banks (other than Defaulting

24 Banks); (ii) each termination or reduction of the undrawn portion of Commitments under Section 2.11 or otherwise hereunder shall be applied to the respective undrawn portion of the Commitments of the Banks, pro rata in accordance with their respective Applicable Percentages; and (iii) each payment of interest and Commitment Fees shall be for account of the Banks (other than Defaulting Banks), pro rata in accordance with the amounts of interest and Commitment Fees (as the case may be) then due and payable to the Banks (other than Defaulting Banks). (d) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for account of the Banks hereunder that the Company will not make such payment, the Administrative Agent may assume that the Company made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Banks the amount due. In such event, if the Company has not in fact made such payment, then each of the Banks severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the higher of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules for interbank compensation. (e) If any Bank shall fail to make any payment required to be made by it pursuant to Section 2.06(d), 2.13(d), or 7.07 or shall otherwise be a Defaulting Bank, then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Bank for the benefit of the Administrative Agent to satisfy such Bank’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Bank under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. SECTION 2.14 Funding Losses. If the Company makes any payment of principal with respect to any Euro-Dollar Term Loan (pursuant to Article VI or VIII or otherwise), or converts any Euro-Dollar Term Loan, on any day other than the last day of the Interest Period applicable thereto, or the end of an applicable period fixed pursuant to Section 2.09(c), or if the Company fails to borrow, convert, continue or prepay any Euro-Dollar Term Loans after notice has been given to any Bank in accordance with Section 2.05(a), 2.05(b) or 2.12(b), as applicable, the Company shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective participant in the related Term Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that such Bank shall have delivered to the Company a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error. SECTION 2.15 Computation of Interest and Fees. Interest based on the Base Rate (including the Base Rate determined by reference to the LIBO Rate) shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be

25 computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). SECTION 2.16 [Reserved]. SECTION 2.17 Defaulting Banks. Notwithstanding any provision of this Agreement to the contrary, if any Bank becomes a Defaulting Bank, then the following provisions shall apply for so long as such Bank is a Defaulting Bank: (a) Commitment Fees shall cease to accrue on the Commitment of such Defaulting Bank pursuant to Section 2.10(a); (b) the Commitment and the outstanding principal amount of Term Loans held by such Defaulting Bank shall not be included in determining whether the Required Banks have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.05); provided that this clause (b) shall not apply to the vote of a Defaulting Bank in the case of an amendment, waiver or other modification requiring the consent of such Bank or each Bank affected thereby; (c) the Administrative Agent may, in its discretion, apply or hold payments for the account of such Defaulting Bank as set forth in Section 2.13(e); (d) [Reserved]; and (e) the Company may, upon notice to such Defaulting Bank and the Administrative Agent, require such Defaulting Bank, at the expense of such Defaulting Bank, to assign, without recourse (in accordance with and subject to the restrictions contained in Section 10.06), all its interests, rights and obligations under this Agreement by such Defaulting Bank to any Person that shall assume such obligations (which Assignee may be another Bank, if it accepts such assignment) with (and subject to) the consent of the Administrative Agent (which consent shall not unreasonably be withheld). ARTICLE III CONDITIONS SECTION 3.01 Each Credit Extension. The obligation of each Bank to make each installment of the Term Loan during the Availability Period is subject to the satisfaction of the following conditions: (a) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.05(a); (b) the fact that, immediately before and after such installment of the Term Loan is borrowed, no Default shall have occurred and be continuing;

26 (c) the fact that the representations and warranties of the Company contained in this Agreement shall be true on and as of the date such installment of the Term Loan is borrowed (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); (d) Intermediate Co. shall own all of the Capital Stock of Brighthouse Life Insurance Company (formerly known as MetLife Insurance Company USA), Brighthouse Securities, LLC, Brighthouse Services, LLC, Brighthouse Investment Advisers, LLC (formerly known as MetLife Advisers, LLC), Brighthouse Life Insurance Company of NY (formerly known as First MetLife Investors Insurance Company), New England Life Insurance Company and each other Insurance Subsidiary to be acquired by the Company and Intermediate Co. pursuant to the Restructuring Transaction, and the Administrative Agent shall have received evidence thereof in form and substance satisfactory to it; (e) Either (i) the Company shall own all of the voting common Capital Stock of Intermediate Co. and the other elements of the Restructuring Transaction shall have been consummated, on terms and conditions reasonably satisfactory to the Administrative Agent, and the Restructuring Effective Date shall have occurred, and the Administrative Agent shall have received evidence thereof in form and substance satisfactory to it or (ii) the Administrative Agent shall have received (x) the Intermediate Co. Guaranty executed and delivered by Intermediate Co., (y) such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of the Guarantor, the authorization of the transactions contemplated hereby and any other legal matters relating to each of the Guarantor, this Agreement or the transaction contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent, including a certified copy of the resolutions of the Board of Directors of the Company, in form and substance reasonably satisfactory to the Administrative Agent, authorizing the execution, delivery and performance of the Intermediate Co. Guaranty and other Credit Documents and (z) an opinion of internal and external counsel to the Guarantor addressed to it and the Banks, covering such matters relating to the Guarantor, the Intermediate Co. Guaranty and the transactions contemplated thereby as the Administrative Agent shall reasonably request; (f) receipt by the Administrative Agent of evidence as to payment of all fees or other amounts required to be paid in connection with the borrowing of such installment of the Term Loan, including, without limitation, amounts set forth in the Fee Letter; and (g) prior to the day after the Spin-Off Effective Date, after giving effect to the borrowing of such installment of the Term Loan, the aggregate principal amount outstanding of the Term Loan shall not exceed $500,000,000. Each Notice of Borrowing submitted by the Company requesting a Committed Borrowing shall be deemed to be a representation and warranty by the Company on the date of such Term Loan that the conditions specified in Section 3.01 have been satisfied. SECTION 3.02 Effectiveness. This Agreement shall become effective on the first date that all of the following conditions shall have been satisfied (or waived in accordance with Section 10.05):

27 (a) receipt by the Administrative Agent of counterparts of this Agreement and the Fee Letter signed by each of the Persons listed on the signature pages hereto or thereto (or, in the case of any Bank as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telecopy or other written confirmation from such Bank of execution and delivery of a counterpart hereof by such Bank); (b) receipt by the Administrative Agent of an opinion of internal and external counsel to the Company addressed to it and the Banks and dated the Effective Date, covering such matters relating to the Company, this Agreement or the transactions contemplated hereby as the Administrative Agent shall reasonably request. The Company hereby requests such counsel to deliver such opinions; (c) receipt by the Administrative Agent of a certificate, dated the Effective Date and signed by a Financial Officer of the Company, certifying: (i) (x) that the representations and warranties contained in this Agreement shall be true on and as of such date and (y) no Default or Event of Default shall have occurred and be continuing, (ii) as to clause (i) of this Section 3.02, (iii) the ratings by Moody’s and S&P, respectively, applicable on the Effective Date to the Index Debt and (iv) a calculation of Adjusted Consolidated Net Worth on the Effective Date; (d) receipt by the Administrative Agent of such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of the Company, the authorization of the transactions contemplated hereby and any other legal matters relating to each of the Company, this Agreement or the transaction contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent, including a certified copy of the resolutions of the Board of Directors of the Company, in form and substance reasonably satisfactory to the Administrative Agent, authorizing the execution, delivery and performance of this Agreement and other Credit Documents; (e) receipt by the Administrative Agent of all documents, and instruments as it may reasonably request relating to the existence of the Company (including information required to comply with “know your customer” or similar identification requirements of any Bank), the corporate authority for and the validity and enforceability of this Agreement and the other Credit Documents, and any other matters related hereto, all in form and substance reasonably satisfactory to the Administrative Agent; (f) receipt by the Administrative Agent of evidence as of the Effective Date as to payment of all fees required to be paid, and all expenses required to be paid or reimbursed for which invoices have been presented (including, without limitation, fees and disbursements of counsel to the Administrative Agent required to be paid as of the Effective Date and invoiced at least two (2) Business Days prior to the Effective Date (directly to such counsel if requested by the Administrative Agent)) in connection with this Agreement, on or before the Effective Date; (g) evidence that the Existing Credit Agreement has been or is, concurrently with the Effective Date, being terminated and the “Commitments” thereunder have been, or will, concurrently with the Effective Date be, terminated;

28 (h) the Administrative Agent shall be reasonably satisfied with the proposed terms and conditions of the Restructuring Transaction and the Spin-Off Transaction with respect to the Company and its Subsidiaries and the transactions contemplated thereby; (i) except as disclosed on the Specified Form 10, there shall not have occurred a material adverse change since December 31, 2016 in the business, assets, property or financial condition of the Company and its Consolidated Subsidiaries, taken as a whole; and (j) receipt by the Administrative Agent of counterparts of a Note signed by the Company in favor of each Bank requesting a Note. The Administrative Agent shall promptly notify the Company and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto. ARTICLE IV REPRESENTATIONS AND WARRANTIES On (i) the Effective Date, Spin-Off Effective Date and each other date as required by the Credit Documents, the Company and (ii) the date the Intermediate Co. Guaranty is executed and each other date as required by the Credit Documents during the Guaranty Period (including the Spin-Off Effective Date if it occurs during the Guaranty Period), the Guarantor (other than with respect to Sections 4.04(a) and (b), 4.12 and 4.16, and with (x) references to the Company (and its Subsidiaries, as applicable) in this Article IV, or in any defined term used herein, being deemed references to the Guarantor (and its Subsidiaries, as applicable), (y) references to the “Material Subsidiaries” being deemed references to entities identified in clauses (b), (c) and (d) thereof (determined using Company financial statements) and (z) references to this Agreement in Section 4.02, 4.03, 4.05, 4.10 and 4.14 being deemed references to the Intermediate Co. Guaranty), in each case, represent and warrant that: SECTION 4.01 Corporate Existence and Power. The Company (a) is a corporation duly incorporated and validly existing under the laws of the State of Delaware, (b) has (i) all corporate power and authority and (ii) all material governmental licenses, authorizations, consents and approvals required, in each case, to own or lease its assets and carry on its business as now conducted and (c) is duly qualified and is licensed and, as applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except in each case referred to in the foregoing clauses (b)(ii) and (c) to the extent that such failure to do so would not reasonably be expected to have a Material Adverse Effect. SECTION 4.02 Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Company of this Agreement and the other Credit Documents to which it is a party are within the Company’s corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or by-laws of the Company or of any material agreement, judgment, injunction, order, decree or other instrument

29 binding upon the Company or any of its Material Subsidiaries or result in the creation or imposition of any Lien on any asset of the Company or any of its Material Subsidiaries. SECTION 4.03 Binding Effect. This Agreement and the other Credit Documents to which it is a party constitute the legal, valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and by general principles of equity. SECTION 4.04 Financial Information; No Material Adverse Change. (a) The combined balance sheets of the Company and its Consolidated Subsidiaries, and the related combined statements of income, cash flows and shareholders’ net investment for the fiscal year then ended, reported on by Deloitte & Touche LLP and set forth in the Company’s Specified Form 10, a copy of which has been delivered to the Administrative Agent on behalf of each of the Banks, fairly present, in conformity with generally accepted accounting principles, the combined financial position of the Company and its Consolidated Subsidiaries as of such date and their combined results of operations and changes in financial position for the period covered by such financial statements. (b) The unaudited combined balance sheets of the Company and its Consolidated Subsidiaries as of March 31, 2017 and the related unaudited combined statements of income, cash flows and shareholders’ net investment for the period then ended, set forth in the Company’s Specified Form 10, a copy of which has been delivered to the Administrative Agent on behalf of each of the Banks, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the combined financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and changes in financial position for such period (subject to normal year-end adjustments and, to the extent permitted by Regulation S-X, the absence of footnotes). (c) A copy of a duly completed and signed annual Statutory Statement or other similar report of or for each Insurance Subsidiary that is a Material Subsidiary in the form filed with the governmental body, agency or official which regulates insurance companies in the jurisdiction in which such Insurance Subsidiary is domiciled for the year ended December 31, 2016 has been delivered to the Administrative Agent on behalf of each of the Banks and fairly presents, in accordance with statutory accounting principles, the information contained therein. (d) A copy of a duly completed and signed quarterly Statutory Statement or other similar report of or for each Insurance Subsidiary that is a Material Subsidiary in the form filed with the governmental body, agency or official which regulates insurance companies in the jurisdiction in which such Insurance Subsidiary is domiciled for the quarter ended March 31, 2017 has been delivered to the Administrative Agent on behalf of each of the Banks and fairly presents, in accordance with statutory accounting principles, the information contained therein.

30 (e) Except as disclosed in the Specified Form 10, since December 31, 2016, there has been no material adverse change in the business, assets, property or financial condition of the Company and its Consolidated Subsidiaries, considered as a whole. SECTION 4.05 Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official (a) which has or would be reasonably expected to have a Material Adverse Effect, or (b) which in any manner draws into question the validity or enforceability of this Agreement or any other Credit Document. The Company has reasonably concluded that its compliance with Environmental Laws is unlikely to result in a Material Adverse Effect. SECTION 4.06 Compliance with ERISA. Except as would not reasonably be expected to result in a Material Adverse Effect, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. Except as would not reasonably be expected to result in a Material Adverse Effect, no member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any required contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code (other than a bond or other security required in connection with the creation and adoption of a pension plan for the Company) or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. As of the Effective Date, the Company is not and will not be (a) an “employee benefit plan,” as defined in Section 3(3) of ERISA, that is subject to Part 4 of Subtitle B of Title I of ERISA; (b) a plan or account described in Section 4975(e)(1) of the Code to which Section 4975 of the Code applies; (c) an entity whose underlying assets are deemed to include “plan assets” that are subject to Title I of ERISA or Section 4975 of the Code pursuant to U.S. Department of Labor Regulation 29 C.F.R Section 2510.3-101, as modified by Section 3(42) of ERISA; or (d) a “governmental plan,” within the meaning of Section 3(32) of ERISA, that is subject to any law, rule or restriction that is substantively similar or of similar effect to Section 406 of ERISA or Section 4975 of the Code. SECTION 4.07 Taxes. The Company and its Subsidiaries have filed all income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary, except for any such taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves have been made, and except in each case to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes are, in the opinion of the Company, adequate. SECTION 4.08 Subsidiaries. Each of the Company’s Material Subsidiaries (a) is a corporation or limited liability company that is duly incorporated or organized, validly existing and (except where such concept is not applicable) in good standing under the laws of its

31 jurisdiction of incorporation or formation, (b) has all corporate or limited liability power (as applicable) and authority and all material governmental licenses, authorizations, consents and approvals, in each case, required to own or lease its assets and carry on its business as now conducted and (c) is duly qualified and is licensed and, as applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except in each case referred to in the foregoing clauses (b) and (c) to the extent that such failure to do so would not reasonably be expected to have a Material Adverse Effect. SECTION 4.09 Not an Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended. SECTION 4.10 Obligations to be Pari Passu. The Company’s obligations under this Agreement and each other Credit Document to which it is a party rank pari passu as to priority of payment and in all other respects with all other material unsecured and unsubordinated Debt of the Company, with the exception of those obligations that are mandatorily preferred by law and not by contract. SECTION 4.11 No Default. No event has occurred and is continuing which constitutes, or which, with the passage of time or the giving of notice or both, would constitute, a default under or in respect of any material agreement, instrument or undertaking to which the Company or any Material Subsidiary is a party or by which either the Company or any Material Subsidiary or any of their respective assets is bound, unless such default would not have or be reasonably expected to have a Material Adverse Effect. SECTION 4.12 Material Subsidiaries. Set forth as Schedule II hereto is a true, correct and complete list of each Material Subsidiary as of the date hereof. SECTION 4.13 [Reserved]. SECTION 4.14 Full Disclosure. None of the reports, financial statements, certificates or other information furnished by or on the behalf of the Company to the Administrative Agent or any Bank in connection with the negotiation of this Agreement and the other Credit Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as of the date made; provided that, with respect to projected or pro forma financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time furnished (it being understood that such projections and forecasts are subject to uncertainties and contingencies and no assurances can be given that such projections or forecasts will be realized). SECTION 4.15 [Reserved]. SECTION 4.16 Hybrid Instruments. Set forth as Schedule III hereto is a true, correct and complete list of each Hybrid Instrument of the Company and its Consolidated Subsidiaries outstanding as of the date hereof, specifying in each case the equity credit treatment given to each such Hybrid Instrument by S&P and/or Moody’s as of the Effective Date.

32 SECTION 4.17 Sanctioned Persons; Anti-Corruption Laws; Patriot Act. None of the Company or any of its Subsidiaries or, to the knowledge of the Company, any of their respective directors, officers, employees, agents or Affiliates is subject to any sanctions or economic embargoes administered or enforced by the U.S. Department of State or the Office of Foreign Asset Control of the U.S. Department of Treasury) (collectively, “Sanctions”, and the associated laws, rules, regulations and orders, collectively, “Sanctions Laws”), except to the extent that being subject to such Sanctions would not reasonably be expected to have a Material Adverse Effect or reasonably be expected to result in any Bank violating any Sanctions Laws. Each of the Company and its Subsidiaries and their respective directors, officers and, to the knowledge of the Company, employees, agents and Affiliates is in compliance, in all material respects, with (i) all Sanctions Laws, (ii) the United States Foreign Corrupt Practices Act of 1977, as amended, and any other applicable anti-bribery or anti-corruption laws, rules, regulations and orders (collectively, “Anti-Corruption Laws”) and (iii) USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001) the “Patriot Act”) and any other applicable terrorism and money laundering laws, rules, regulations and orders (collectively, “Anti-Money Laundering Laws”), except in each case to the extent that such non-compliance therewith would not reasonably be expected to have a Material Adverse Effect or reasonably be expected to result in any Bank violating any such Sanctions Laws, Anti-Corruption Laws or Anti-Money Laundering Laws. No part of the proceeds of the Term Loan will be used by the Company, directly or indirectly, (A) for the purpose of funding, financing or facilitating any activities or business of or with, or making any payments to, any Person or in any country or territory in violation of any Sanctions Law or (B) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of any Anti-Corruption Law, except in each case to the extent that such use would not reasonably be expected to have a Material Adverse Effect or reasonably be expected to result in any Bank violating any Sanctions Laws, Anti-Corruption Laws or Anti- Money Laundering Laws. SECTION 4.18 EEA Financial Institutions. The Company is not an EEA Financial Institution. ARTICLE V COVENANTS Until all Commitments have expired or been terminated and the principal of and interest on the Term Loan and all fees payable hereunder shall have been paid in full, (i) the Company (other than with respect to Section 5.14) and (ii) during the Guaranty Period, the Guarantor (other than with respect to Sections 5.01 (except clauses (c) through (f) thereof), 5.07 and 5.10, and with (x) references to the Company (and its Subsidiaries, as applicable) in this Article V (other than Section 5.14), or in any defined term used herein, being deemed references to the Guarantor (and its Subsidiaries, as applicable), (y) references to the “Material Subsidiaries” being deemed references to entities identified in clause (b), (c) and (d) thereof (determined using Company financial statements) and (z) references in Section 5.11 to this Agreement being deemed references to the Intermediate Co. Guaranty), in each case, agree:

33 SECTION 5.01 Information. The Company will deliver to each of the Banks: (a) within 90 days after the end of each fiscal year of the Company, the consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, cash flows and shareholders’ equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the SEC by Deloitte & Touche LLP or other independent public accountants of nationally recognized standing; (b) within 45 days after the end of each of the first three quarters of each fiscal year of the Company (and with respect to the fiscal quarter ending June 30, 2017, by August 21, 2017), the consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income, cash flows and shareholders’ equity for such quarter and for the portion of the Company’s fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company’s previous fiscal year, all certified (subject to normal year-end adjustments and, to the extent permitted by Regulation S-X, the absence of footnotes) as to fairness of presentation, generally accepted accounting principles and consistency with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Banks (except for changes concurred in by the Company’s independent public accountants) by a Financial Officer; (c) (I) substantially concurrently with the delivery of each set of financial statements referred to in clauses (a) and (b) above a certificate of a Financial Officer of the Company (i) setting forth in reasonable detail the calculations required to establish whether the Company was in compliance with the requirements of Sections 5.07 and 5.12 (and 5.14, if applicable) on the date of such financial statements and, with respect to the first fiscal quarter ending after the Spin-Off Effective Date, including a detailed calculation and explanation of the Company’s determination of actual Adjusted Consolidated Net Worth, in form and substance satisfactory to the Agent and Lenders, (ii) stating that such Financial Officer, as the case may be, has no knowledge of any Default existing on the date of such certificate or, if such Financial Officer has knowledge of the existence on such date of any Default, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto, and (iii) a reconciliation to such financial statements of any inclusions to, or exclusions from, the calculations of Adjusted Consolidated Net Worth, Consolidated Total Indebtedness and Consolidated Total Capitalization, and (II) simultaneously with the delivery of each set of financial statements referred to in clause (a) and (b) above a certificate of a Financial Officer of the Company specifying any changes to the list of Material Subsidiaries as of the last day of the fiscal period to which such financial statements relate; (d) within 120 days after the end of each fiscal year of each Insurance Subsidiary, a copy of a duly completed and signed annual Statutory Statement (or any successor form thereto) required to be filed by such Insurance Subsidiary that is a Material Subsidiary with the governmental body, agency or official which regulates insurance companies in the

34 jurisdiction in which such Insurance Subsidiary is domiciled, in the form submitted to such governmental body, agency or official; (e) within 60 days after the end of each of the first three fiscal quarters of each Insurance Subsidiary, a copy of a duly completed and signed quarterly Statutory Statement (or any successor form thereto) required to be filed by such Insurance Subsidiary that is a Material Subsidiary with the governmental body, agency or official which regulates insurance companies in the jurisdiction in which such Insurance Subsidiary is domiciled, in the form submitted to such governmental body, agency or official; (f) forthwith upon learning of the occurrence of any Default, a certificate of a Financial Officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto; (g) promptly upon the mailing thereof to the shareholders of the Company generally, if and only to the extent not duplicative of information otherwise provided pursuant to clause (h) below, copies of all financial statements, reports and proxy statements so mailed; (h) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) or amendments to Specified Form 10 which the Company shall have filed with the SEC; (i) if and when, and only if the liability for the Company and its Subsidiaries from the applicable event would reasonably be expected to exceed $75,000,000, any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any “reportable event” (as defined in Section 4043 of ERISA), with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer, any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any required payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of a Financial Officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take;

35 (j) promptly after Moody’s or S&P shall have announced a change in the rating established or deemed to have been established for the Index Debt, written notice of such rating change; and (k) from time to time such additional information regarding the financial position or business of the Company or the Guarantor as the Administrative Agent, at the request of any Bank, may reasonably request. Documents required to be delivered pursuant to Section 5.01(a), (b), (d), (e), (g) or (h) or pursuant to Section 4.04(c) may be delivered electronically on the following Internet websites: (a) the Company’s website at an address to be designated in writing to the Administrative Agent, (b) with respect to Section 5.01(a), (b), (g), (h) or Section 4.04(c) or (d) the SEC’s website www.sec.gov (to the extent that any such documents are included in materials otherwise filed with the SEC) or (c) such other third party website that shall have been identified by the Company in a notice to the Administrative Agent and the Banks and that is accessible by the Banks without charge, and in each case if so delivered shall be deemed to have been delivered on the date such materials are publically available; provided that (i) the Company shall deliver paper copies of such information to any Bank promptly upon the request of such Bank through the Administrative Agent and (ii) the Company shall have notified the Administrative Agent of the posting of such documents delivered pursuant to Section 5.01(a), (b), (d), (e), (g) and Section 4.04(c) and (d). The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request by a Bank for delivery, and each Bank shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. SECTION 5.02 Payment of Obligations. The Company will pay and discharge, and will cause each Material Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities, including, without limitation, tax liabilities, that if not paid, would reasonably be expected to result in a Material Adverse Effect, except where (a) the same may be contested in good faith by appropriate proceedings, (b) the Company or such Material Subsidiary has set aside, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same and (c) the failure to make payment pending such contest would not reasonably be expected to result in a Material Adverse Effect; provided that, for avoidance of doubt, solely with respect to tax liabilities an obligation shall be considered to be delinquent or in default for purposes of this Section only if there has first been notice and demand therefore (as defined in Section 6306 of the Code and similar provisions of applicable law) by a tax authority. SECTION 5.03 Conduct of Business and Maintenance of Existence. The Company will continue, and will cause each Material Subsidiary to continue, to engage in business of the same general type as conducted by the Company and its Material Subsidiaries, taken as a whole, on the date hereof and will preserve, renew and keep in full force and effect, and will cause each Material Subsidiary to preserve, renew and keep in full force and effect (a) their respective corporate existence and (b) their respective rights, privileges, licenses and franchises, other than, in the case of the foregoing clause (b), the loss of which would not reasonably be expected to result in a Material Adverse Effect; except that if at the time thereof

36 and immediately after giving effect thereto no Default has occurred and is continuing, (i) any Subsidiary may merge with or into the Company, provided that the Company shall be the surviving entity, (ii) any Material Subsidiary may merge with or into any other Subsidiary, provided that such Material Subsidiary shall be the surviving entity or, if such Material Subsidiary is not the surviving entity, the surviving entity shall be deemed to a Material Subsidiary and (iii) any Material Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Company or to another Material Subsidiary. SECTION 5.04 Maintenance of Property; Insurance. (a) The Company will keep, and will cause each Material Subsidiary to keep, all property useful and necessary in its business in good working order and condition, except, in each case, to the extent that failure to do so would not be reasonably expected to result in a Material Adverse Effect. (b) The Company will maintain, and will cause each Material Subsidiary to maintain (either in the name of the Company or in such Subsidiary’s own name) with financially sound and responsible insurance companies, insurance on all their respective properties and against at least such risks, in each case as is consistent with sound business practice for companies in substantially the same industry as the Company and its Material Subsidiaries; and the Company will furnish to the Banks, upon request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried. SECTION 5.05 Compliance with Laws. The Company will comply, and will cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental bodies, agencies and officials (including, without limitation, Sanctions Laws, Anti-Corruption Laws, Anti-Money-Laundering Laws, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings, except where such non-compliance therewith would not reasonably be expected to have a Material Adverse Effect (or, in the case of the laws, rules, regulations and orders referred to in Section 4.17, reasonably be expected to result in any Bank violating such laws, rules, regulations or orders). SECTION 5.06 Inspection of Property, Books and Records. The Company will keep, and will cause each Material Subsidiary to keep, proper books of record and account in which entries that are full, true and correct in all material respects shall be made of all dealings and transactions in relation to its business and activities; and, subject in all cases to Section 10.11, will permit, and will cause each Material Subsidiary to permit, representatives of any Bank to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees, actuaries and independent public accountants, all upon reasonable notice, at such reasonable times during ordinary business hours and as often as may reasonably be desired; provided that such visits, inspections, examinations and/or discussions shall be reasonably related to such Bank’s rights and obligations hereunder; and provided, further, that neither the Company nor any of its Subsidiaries shall be required to

37 disclose any information subject to attorney-client privilege to the extent disclosure thereof would impair such privilege. SECTION 5.07 Financial Covenants with respect to the Company. (a) Minimum Adjusted Consolidated Net Worth. From and after the earlier of (i) the initial extension of credit under this Agreement or (ii) the Spin-Off Transaction Effective Date, the Company will not at any time permit its Adjusted Consolidated Net Worth, calculated as of the end of each fiscal quarter, to be less than an amount equal to the sum of (A) the greater of (x) $8,100,000,000 and (y) 72% of the actual Adjusted Consolidated Net Worth of the Company (determined as of the end of the first fiscal quarter ending after the Spin-Off Effective Date) plus (B) 50% of the aggregate amount of (x) Equity Issuances by the Company and its Subsidiaries after the end of the first fiscal quarter ending after the Spin-Off Effective Date and (y) the Hybrid Instrument Amount with respect to Hybrid Instruments issued after the end of the first fiscal quarter ending after the Spin-Off Effective Date. (b) Total Indebtedness to Total Capitalization Ratio. From and after the earlier of (i) the initial extension of credit under this Agreement or (ii) the Spin-Off Transaction Effective Date, the Company will not at any time permit the ratio of (a) Consolidated Total Indebtedness to (b) Consolidated Total Capitalization to exceed 0.35 to 1.00, calculated as of the last day of each fiscal quarter. With respect to all testing periods prior to the end of the first fiscal quarter after the Spin-Off Effective Date, Adjusted Consolidated Net Worth, Consolidated Total Indebtedness and Consolidated Total Capitalization shall be calculated as of the last day of the most recently ended fiscal quarter for which financial statements are available, giving pro forma effect to the Restructuring Transaction and the payment of the dividend and the incurrence of Debt contemplated in connection with the Spin-Off Transaction. SECTION 5.08 Negative Pledge. The Company will not, and will not permit any Subsidiary to, create or suffer to exist any Lien upon any present or future capital stock or any other Ownership Interests (as defined below) of any of its Material Subsidiaries (other than any Subsidiary established primarily for the purpose of reinsuring redundant reserve insurance liabilities of the Company or any other Insurance Subsidiary). As used herein “Ownership Interests” means, with respect to any Person, all of the shares of Capital Stock of such Person and all debt securities of such Person that can be converted or exchanged for Capital Stock of such Person, whether voting or nonvoting, and whether or not such Capital Stock or debt securities are outstanding on any date of determination. SECTION 5.09 Consolidations, Mergers and Sales of Assets. The Company will not (a) consolidate or merge with or into any other Person or (b) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any other Person; provided that the Company may merge with another Person if (i) the Company is the corporation surviving such merger and (ii) immediately after giving effect to such merger, no Default shall have occurred and be continuing.

38 SECTION 5.10 Use of Credit. The proceeds of the Term Loan will be used for the Company’s general corporate purposes, including in connection with the Spin-Off Transaction. No proceeds of the Term Loan will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any “margin stock” within the meaning of Regulations T, U and X. SECTION 5.11 Obligations to be Pari Passu. The Company’s obligations under this Agreement and the other Credit Documents to which it is a party will rank at all times pari passu as to priority of payment and in all other respects with all other material unsecured and unsubordinated Debt of the Company, with the exception of those obligations that are mandatorily preferred by law and not by contract. SECTION 5.12 Certain Debt. The Company will not at any time permit the sum of (i) Non-Operating Indebtedness of the Company that is secured by a Lien on any property or assets of the Company and its Subsidiaries and (ii) Non-Operating Indebtedness of the Subsidiaries of the Company to exceed $150,000,000, except: (a) Debt of any Subsidiary of the Company owing to the Company or another Subsidiary of the Company (but including any Debt owing to any other Affiliate of the Company); (b) Debt consisting of surplus notes issued by Subsidiaries of the Company that are operating Insurance Subsidiaries in an amount not to exceed $1,000,000,000; and (c) Disqualified Capital Stock issued by (x) Intermediate Co. in connection with the Restructuring Transaction in an aggregate principal amount not to exceed $75,000,000 and (y) Brighthouse Reinsurance in connection with the Restructuring Transaction in an aggregate principal amount not to exceed $15,000,000. SECTION 5.13 Intermediate Co. Guaranty. The Intermediate Co. Guaranty shall be in effect at all times during the Guaranty Period. SECTION 5.14 Financial Covenants with respect to the Guarantor. During the Guaranty Period: (a) Minimum Adjusted Consolidated Net Worth. From and after the initial extension of credit under this Agreement, the Guarantor will not at any time permit its Adjusted Consolidated Net Worth (with references to Company therein being deemed references to the Guarantor), calculated as of the end of each fiscal quarter, to be less than an amount equal to the sum of (a) the greater of (x) $8,100,000,000 and (y) 72% of the actual Adjusted Consolidated Net Worth of the Guarantor (determined as of the end of the first fiscal quarter ending after the Spin-Off Effective Date) plus (b) 50% of the aggregate amount of (x) Equity Issuances by the Guarantor and its Subsidiaries after the end of the first fiscal quarter ending after the Spin-Off Effective Date and (y) the Hybrid Instrument Amount (with references to Company therein being deemed references to the Guarantor) with respect to Hybrid Instruments (with references to Company therein being deemed references to the Guarantor) issued after the end of the first fiscal quarter ending after the Spin-Off Effective Date; or

39 (b) Total Indebtedness to Total Capitalization Ratio. From and after the initial extension of credit under this Agreement, the Guarantor will not at any time permit the ratio of (a) Consolidated Total Indebtedness (with references to Company therein being deemed references to the Guarantor) to (b) Consolidated Total Capitalization (with references to Company therein being deemed references to the Guarantor) to exceed 0.35 to 1.00. With respect to all testing periods prior to the end of the first fiscal quarter after the Spin-Off Effective Date, Adjusted Consolidated Net Worth, Consolidated Total Indebtedness and Consolidated Total Capitalization shall be tested as of the end of the most recently ended fiscal quarter for which financial statements are available, giving pro forma effect to the Restructuring Transaction and the payment of the dividend and the incurrence of Debt contemplated in connection with the Spin-Off Transaction. The calculation of the covenants in this Section 5.14 shall be based on financial information available with respect to the Company (with such adjustments to reflect such information for the Guarantor as shall be reasonably agreed among the Company and the Administrative Agent) and, prior to the Restructuring Effective Date, shall include pro forma adjustments to (1) include (without duplication) Debt of the Company and its subsidiaries in the calculation of Consolidated Total Indebtedness with respect to the Guarantor and (2) eliminate any intercompany Debt that would be eliminated in consolidation if the Company owned the Guarantor in the calculation of Consolidated Total Indebtedness with respect to the Guarantor. ARTICLE VI DEFAULTS SECTION 6.01 Events of Default. If one or more of the following events (“Events of Default”) shall have occurred and be continuing: (a) (i) the Company or Guarantor shall fail to pay when due any principal of the Term Loan or (ii) the Company or Guarantor shall fail to pay when due any interest on the Term Loan or any fees or any other amounts payable hereunder and such failure under this clause (ii) shall continue for four Business Days; (b) the Company or Guarantor shall fail to observe or perform any covenant of the Company or the Guarantor, respectively, contained in Section 5.03(a) or Sections 5.07 through 5.14 inclusive; (c) the Company or Guarantor shall fail to observe or perform any covenant or agreement of the Company or the Guarantor, respectively, contained in this Agreement or the other Credit Documents (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to the Company by the Administrative Agent at the request of any Bank; (d) any representation, warranty, certification or statement made by the Company or the Guarantor in this Agreement, any other Credit Document or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

40 (e) the Company, the Guarantor or any Subsidiary shall fail to make any payment in respect of any Debt (other than Loans or other extensions of credit hereunder) having a principal amount then outstanding of not less than $150,000,000 when due and such failure shall continue beyond any applicable grace period or the Company, the Guarantor or any Subsidiary shall fail to make any payment in an amount at least equal to $150,000,000 in respect of any Derivative Financial Product when due and such failure shall continue beyond any applicable grace period; (f) any event or condition shall occur which results in the acceleration of the maturity of any Debt (other than Term Loans or other extensions of credit hereunder) having a principal or face amount then outstanding of not less than $150,000,000 of the Company, the Guarantor or any Subsidiary, or any early termination event shall arise with respect to any Derivative Financial Product that creates, after taking into account the effect of any legally enforceable netting agreement relating to such Derivative Financial Product, a net obligation of not less than such amount, or enables (or, with the giving of notice or lapse of time or both, would enable) the holder (or counterparty) of such Debt (or Derivative Financial Product) or any Person acting on such holder’s behalf to accelerate the maturity (or declare an early termination event) thereof; (g) the Company, the Guarantor or any Material Subsidiary shall commence a voluntary case or other proceeding seeking rehabilitation, dissolution, conservation, liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, rehabilitator, dissolver, conservator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; (h) an involuntary case or other proceeding shall be commenced against the Company, the Guarantor or any Material Subsidiary seeking rehabilitation, dissolution, conservation, liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, rehabilitator, dissolver, conservator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any such Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or any governmental body, agency or official shall apply for, or commence a case or other proceeding to seek, an order for the rehabilitation, conservation, dissolution or other liquidation of the Company or any Material Subsidiary or of the assets or any substantial part thereof of the Company and any Material Subsidiary or any other similar remedy; (i) any of the following events or conditions shall occur, which, in the aggregate, would reasonably be expected to involve possible taxes, penalties and other liabilities in an aggregate amount in excess of $150,000,000: (i) any member of the ERISA Group shall fail

41 to pay when due any amount or amounts which it shall have become liable to pay under Title IV of ERISA; (ii) notice of intent to terminate a Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; (iii) the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer, any Plan; (iv) a condition shall exist by reason of which the PBGC would reasonably be expected to obtain a decree adjudicating that any Plan must be terminated; or (v) there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans; (j) a judgment or order for the payment of money in excess of $250,000,000 (after (without duplication) the actual amounts of insurance recoveries, offsets and contributions received and amounts thereof not yet received but which the insurer thereon has acknowledged in writing its obligation to pay) shall be rendered against the Company, the Guarantor or any Material Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 60 days after entry of such judgment (and, for purposes of this clause, a judgment shall be stayed if, among other things, an appeal is timely filed and such judgment cannot be enforced); (k) a Change of Control shall have occurred; or (l) the Intermediate Co. Guaranty shall for any reason cease to be in full force and effect during the Guaranty Period; or the Company, the Guarantor or any other Person contests in any manner the validity or enforceability of any provision of the Intermediate Co. Guaranty; or the Guarantor denies it has any further liability or obligation under any provision of the Intermediate Co. Guaranty, or purports to revoke, terminate or rescind any provision thereof at any time prior to the release thereof by the Administrative Agent pursuant to Section 7.12 hereof; then, and in every such event, and at any time thereafter during the continuance of such event, the Administrative Agent shall, if requested by the Required Banks, by notice to the Company take any or all of the following actions, at the same or different times: (i) terminate the Commitments and they shall thereupon terminate and (ii) declare the Term Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Term Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Company and the Guarantor accrued hereunder shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Guarantor; provided that, in the case of any of the Events of Default specified in clause (g) or (h) above, with respect to the Company or the Guarantor, without any notice to the Company or Guarantor or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the principal of the Term Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Company accrued hereunder, shall automatically become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company and the Guarantor. For the avoidance

42 of doubt, no Event of Default will apply to the Guarantor unless the Guaranty Period is in effect. SECTION 6.02 Notice of Default. The Administrative Agent shall give notice to the Company under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof. ARTICLE VII THE ADMINISTRATIVE AGENT SECTION 7.01 Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. SECTION 7.02 Agent’s Fee. The Company shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon between the Company and the Administrative Agent. SECTION 7.03 Agent and Affiliates. The Person serving as the Administrative Agent hereunder shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent. Such Person and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any Subsidiary or Affiliate of any thereof as if it were not the Administrative Agent hereunder. SECTION 7.04 Action by Agent. The obligations of the Administrative Agent hereunder are only those expressly set forth herein. The Administrative Agent shall not have any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement, unless it shall be requested in writing to do so by the Required Banks. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI. The Administrative Agent shall have no duty to disclose to the Banks information that is not required to be furnished by the Company to the Administrative Agent at such time, but is voluntarily furnished by the Company to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity). SECTION 7.05 Consultation with Experts. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. SECTION 7.06 Liability of Agent. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to any Bank for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of

43 competent jurisdiction. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Company or a Bank. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible to any Bank for or have any duty to any Bank to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Company; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Administrative Agent; (iv) the validity, effectiveness or genuineness of this Agreement, any other Credit Document or any other instrument or writing furnished in connection herewith; (v) the existence or possible existence of any Default; (vi) the financial condition of the Company or any of its Subsidiaries; or (vii) the contents of any certificate, report or other document delivered hereunder or in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing believed by it in good faith to be genuine or to be signed by the proper party or parties. SECTION 7.07 Indemnification. Each Bank shall, ratably in accordance with its Commitment (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), indemnify the Administrative Agent (to the extent not reimbursed by the Company) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction) that the Administrative Agent may suffer or incur in connection with this Agreement or any action taken or omitted by the Administrative Agent hereunder. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action. SECTION 7.08 Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement. SECTION 7.09 Successor Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Banks and the Company. Upon any such resignation, the Required Banks shall have the right to appoint from among the Banks a successor Administrative Agent, which successor Administrative Agent shall be satisfactory to the Company, provided that no Default is continuing. If no successor Administrative Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000 and (unless a Default has occurred and is continuing) shall otherwise be subject to

44 the consent of the Company, which consent shall not be unreasonably withheld. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent. SECTION 7.10 Delegation to Affiliates. The Company and the Banks agree that the Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate’s directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under Articles VII and X. SECTION 7.11 Lead Arrangers and Syndication Agent. Notwithstanding anything herein to the contrary, the Lead Arrangers and Syndication Agent listed on the cover page of this Agreement shall not have any right, power, obligation, liability, responsibility or duty under this Agreement in its capacity as such, except in its respective capacity, if any, as a Bank or Administrative Agent. SECTION 7.12 Release of Intermediate Co. Guaranty. Provided that (i) no Default or Event of Default has occurred and is continuing and (ii) the Company shall own all of the voting common Capital Stock of Intermediate Co. and the other elements of the Restructuring Transaction shall have been consummated, in form and substance reasonably satisfactory to the Administrative Agent, and the Restructuring Effective Date shall have occurred, the Banks irrevocably authorize the Administrative Agent, and the Administrative Agent agrees, upon delivery of a written request, and certification of the satisfaction of the conditions set forth in clauses (i) and (ii) above, by the Company or Guarantor, to release the Guarantor from its obligations under the Intermediate Co. Guaranty. SECTION 7.13 ERISA. Each Bank represents and warrants as of the Effective Date to the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, for the benefit of the Company, that such Bank is not and will not be (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code; (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.

45 ARTICLE VIII CHANGE IN CIRCUMSTANCES SECTION 8.01 Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar Borrowing: (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period, or (b) the Required Banks advise the Administrative Agent that the LIBO Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Term Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Company and the Banks, whereupon until the Administrative Agent notifies the Company that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Term Loans shall be suspended. Unless the Company notifies the Administrative Agent at least two Business Days before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing. SECTION 8.02 Illegality. If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Applicable Lending Office) to make, continue, maintain or fund its Euro-Dollar Term Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Company, whereupon until such Bank notifies the Company and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Term Loans shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Applicable Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Term Loans to maturity and shall so specify in such notice, the Company shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Term Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Term Loan, the Company shall borrow Base Rate Term Loans in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Term Loans of the other Banks), and such Bank shall make such Base Rate Term Loans.

46 SECTION 8.03 Increased Cost and Reduced Return. (a) If on or after the date hereof, in the case of any Term Loan or any obligation to make Term Loans, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro- Dollar Term Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, compulsory loan, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or the London interbank market any other condition affecting its Euro-Dollar Term Loans, its Notes or its obligation to make Euro-Dollar Term Loans and the result of any of the foregoing is to increase the cost or expense to such Bank (or its Applicable Lending Office) of making, continuing, converting to or maintaining any Euro-Dollar Term Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under other Credit Document with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction. (b) If any Bank shall have determined that, after the Effective Date (subject to clause (d) below), the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any applicable law, rule or regulation regarding capital adequacy or liquidity requirements, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy or liquidity requirements (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank’s obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction. (c) Each Bank will promptly notify the Company and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder and, in reasonable detail, such Bank’s computation of such amount or amounts, shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

47 (d) Notwithstanding anything herein to the contrary, for purposes of this Section, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have gone into effect after the Effective Date, regardless of the date enacted, adopted or issued. SECTION 8.04 Base Rate Term Loans Substituted for Affected Euro-Dollar Term Loans. If (i) the obligation of any Bank to make or continue Euro-Dollar Term Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03(a) or 8.05 and the Company shall, by at least five Business Days’ prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer apply: (a) all Term Loans which would otherwise be made, or continued, by such Bank as Euro-Dollar Term Loans shall be made instead as, or converted into, Base Rate Term Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Term Loans of the other Banks), and (b) after each of its Euro-Dollar Term Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Term Loans shall be applied to repay its Base Rate Term Loans instead. SECTION 8.05 Taxes. (a) For purposes of this Section, the following terms have the following meanings: “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code. “Taxes” means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings of any nature with respect to any payment by the Company pursuant to this Agreement or any other Credit Document, and all liabilities with respect thereto, but excluding, in the case of each Bank and the Administrative Agent, (i) taxes imposed on its net income, and franchise, branch profits or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located, (ii) taxes imposed by reason of any present or former connection between such recipient and the jurisdiction (or any political subdivision thereof) imposing such taxes, other than solely as a result of the execution and delivery of this

48 Agreement, the making of any Credit Extensions hereunder or the performance of any action provided for hereunder, (iii) in the case of each Bank, U.S. federal withholding taxes imposed on amounts payable to or for the account of such Bank with respect to an applicable interest in the Loan or Credit Agreement pursuant to a law in effect on the date on which such Bank acquires such interest in the Loan or Credit Agreement or such Bank changes its lending office, except in each case to the extent that, pursuant to this Section 8.05, amounts with respect to such taxes were payable either to such Bank’s assignor immediately before such Bank became a party hereto or to such Bank immediately before it changed its lending office, (iv) taxes attributable to such recipient’s failure to comply with Section 8.05(d) or Section 8.05(e), and (v) any U.S. Federal withholding Taxes imposed by FATCA (all such excluded taxes, “Excluded Taxes”). If the form provided by a Bank pursuant to Section 8.05(d) at the time such Bank first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, any United States interest withholding tax at such rate imposed on payments by the Company under this Agreement or any other Credit Document shall be excluded from the definition of “Taxes”. “Other Taxes” means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or any other Credit Document or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Credit Document, but excluding any such taxes described in clause (ii) of the definition of Excluded Taxes imposed with respect to an assignment. “Withholding Agent” means the Company, the Guarantor or the Administrative Agent. (b) Any and all payments by any Withholding Agent to or for the account of any Bank or the Administrative Agent hereunder or under any other Credit Document shall be made free and clear and without deduction or withholding for any Taxes or Other Taxes; provided that, if any Withholding Agent shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable by the Company shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) such Withholding Agent (as the case may be) shall make such deductions or withholdings, (iii) such Withholding Agent (as the case may be) shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Company or the Guarantor (as the case may be) shall promptly furnish to the Administrative Agent, at its address referred to in Section 10.01, the original or a certified copy of a receipt evidencing payment thereof, and, if such receipt relates to Taxes or Other Taxes in respect of a sum payable to any Bank, the Administrative Agent shall promptly deliver such original or certified copy to such Bank. (c) The Company agrees to indemnify each Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted on amounts payable under this Section), whether or not correctly or legally imposed, paid by such Bank or the Administrative Agent (as the case may

49 be) and reasonable expenses arising therefrom or with respect thereto. This indemnification shall be paid within 30 days after such Bank or Agent, as the case may be, makes demand therefor. (d) On or prior to the date on which a Bank becomes a Bank under this Agreement, (i) each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to each of the Company and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN, W-8BEN- E, W-8IMY or W-8ECI (as applicable), certifying in either case that such Bank is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, and (ii) each Bank that is incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to each of the Company and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-9. Each Bank which so delivers a Form W-9, W-8BEN, W-8BEN-E, W-8IMY or W- 8ECI (as applicable) further undertakes to deliver to each of the Company and the Administrative Agent two additional copies of such form (or successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Company or the Administrative Agent, in each case certifying that such Bank is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless such Bank promptly notifies the Company and Administrative Agent in writing of its legal inability to do so. (e) If a payment made to a Bank under any Credit Document would be subject to U.S. federal withholding tax imposed by FATCA if such Bank fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Bank shall deliver to the Company and the Withholding Agent at the time prescribed by law and at such times reasonably requested by the Withholding Agent or the Company such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent or the Company sufficient for the Withholding Agent to comply with its obligations under FATCA and to determine that such Bank has complied with such applicable reporting requirements or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Bank agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Withholding Agent in writing of its legal inability to do so. (f) For any period with respect to which a Bank has failed to provide the Company or the Administrative Agent with the appropriate form as required by Section 8.05(d) (whether or not such Bank is lawfully able to do so, unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.05(b) or (c) with respect to any withholding of the United States federal income tax resulting from such failure; provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form

50 required hereunder, the Company shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes. (g) Each Bank and the Administrative Agent shall, at the request of the Company, use reasonable efforts (consistent with applicable legal and regulatory restrictions) to file any certificate or document requested by the Company if the making of such a filing would avoid the need for or reduce the amount of any such additional amounts payable to or for the account of such Bank or the Administrative Agent (as the case may be) pursuant to this Section which may thereafter accrue and would not, in the sole judgment of such Bank or the Administrative Agent, require such Bank or the Administrative Agent to disclose any confidential or proprietary information or be otherwise disadvantageous to such Bank or the Administrative Agent. Furthermore, if the Bank or Administrative Agent determines, it its sole discretion exercised in good faith, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified pursuant to this Section (including the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund, net of all out-of-pocket expenses of such Indemnitee and without interest (other than interest paid by the relevant governmental authority). Such indemnifying party, upon the request of such Indemnitee, shall repay to such Indemnitee the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant governmental authority) in the event that such Indemnitee is required to repay such refund to such governmental authority. (h) Each Bank shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Bank (but only to the extent that the Company has not already indemnified the Administrative Agent for such Taxes or Other Taxes and without limiting the obligation of the Company to do so), (ii) any Taxes attributable to such Bank’s failure to comply with the provisions of Section 10.06 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Bank, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to any Bank by the Administrative Agent shall be conclusive absent manifest error. Each Bank hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Bank under any Loan Document or otherwise payable by the Administrative Agent to the Bank from any other source against any amount due to the Administrative Agent under this paragraph (h). (i) Notwithstanding the foregoing, nothing in this Section shall interfere with the rights of any Bank to conduct its fiscal or tax affairs in such manner as it deems fit. SECTION 8.06 Regulation D Compensation. For so long as any Bank maintains reserves against “Eurocurrency liabilities” (or any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Term Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Bank to United States residents), and as a result the cost to such Bank (or its Applicable Lending Office) of making or maintaining its Euro-Dollar Term Loans is increased,

51 then such Bank may require the Company to pay, contemporaneously with each payment of interest on the Euro-Dollar Term Loans, additional interest on the related Euro-Dollar Term Loans of such Bank at a rate per annum up to but not exceeding the excess of (i) (A) the applicable LIBO Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable LIBO Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify the Company and the Administrative Agent, in which case such additional interest on the Euro-Dollar Term Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Business Days after the giving of such notice and (y) shall furnish to the Company at least five Business Days prior to each date on which interest is payable on the Euro-Dollar Term Loans an officer’s certificate setting forth the amount to which such Bank is then entitled under this Section (which shall be consistent with such Bank’s good faith estimate of the level at which the related reserves are maintained by it). Each such certificate shall be accompanied by such information as the Company may reasonably request as to the computation set forth therein. SECTION 8.07 Mitigation Obligations; Replacement of Banks. (a) If any Bank requests compensation under Section 8.03, or if the Company is required to pay any additional amount to any Bank or any governmental body, agency or official for the account of any Bank pursuant to Section 8.05, then such Bank shall use reasonable efforts to designate a different Applicable Lending Office for funding or booking its Term Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Bank (with the concurrence of the Company), such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 8.03 or 8.05, as the case may be, in the future and (ii) would not subject such Bank to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Bank. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Bank in connection with any such designation or assignment. (b) If (i) any Bank requests compensation under Section 8.03, (ii) the Company is required to pay any additional amount to any Bank or any governmental body, agency or official for the account of any Bank pursuant to Section 8.05, or (iii) any Bank is a Non-Consenting Bank, then the Company may, at its sole expense and effort, upon notice to such Bank and the Administrative Agent, require such Bank to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.06(c)), all its interests, rights and obligations under this Agreement to an Assignee that shall assume such obligations (which Assignee may be another Bank, if a Bank accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Bank shall have received payment of an amount equal to the outstanding principal of its Term Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts), (iii) in the case of any such assignment resulting from a claim for compensation under Section 8.03 or payments required to be made pursuant to Section 8.05, such assignment will result in a reduction in such compensation or payments, (iv) in the case of any such assignment in respect of a Non-Consenting Bank, the applicable Assignee shall have consented to the applicable amendment, waiver or consent, and (v) such assignment does not conflict with

52 applicable law. A Bank shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. ARTICLE IX [RESERVED]. ARTICLE X MISCELLANEOUS SECTION 10.01 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission, or by electronic communication, if arrangements for doing so have been approved by such party) and shall be given to such party: (a) in the case of the Company, at the Company’s address or telecopier number set forth on the Company’s signature page hereof, (b) in the case of the Administrative Agent, at its address or telecopier number set forth on its respective signature page hereof, (c) in the case of any Bank, at its address or telecopier number set forth in its Administrative Questionnaire or (d) in the case of any party, such other address or telecopier number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid and return receipt requested, (ii) if given by telecopier, when transmitted to the telecopier number specified in this Section or (iii) if given by any other means, when delivered at the relevant address specified by such party pursuant to this Section; provided that notices to the Administrative Agent under Article II or Article VIII shall not be effective until received. Notices and other communications to the Banks hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Bank. The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. SECTION 10.02 No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. SECTION 10.03 Expenses; Indemnification; Non-Liability of Banks. (a) The Company shall pay (i) all reasonable out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including reasonable fees and disbursements of

53 one counsel for the Administrative Agent, in connection with the preparation, due diligence, administration, syndication and closing of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and each Bank, including fees and disbursements of counsel including costs allocated to in-house counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. (b) The Company agrees to indemnify the Administrative Agent, each Bank, their Affiliates and the respective directors, officers, agents, partners, advisors and employees of the foregoing (each an “Indemnitee”) and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, costs of settlement and the reasonable and documented fees and disbursements of one counsel for the Indemnitees (unless the Indemnitees have conflicting interests and cannot reasonably be represented by one counsel, in which case such expenses shall include the reasonable and documented fees and disbursements of no more than such number of counsels as are necessary to represent such conflicting interests), which may be incurred by such Indemnitee in connection with, or as a result of, any actual or prospective claim, litigation, investigation or any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto or whether such proceeding is brought by the Company, its equity holders or its creditors) relating to or arising out of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or any other transactions contemplated hereby; (ii) the Term Loan or the use of proceeds therefrom; or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing clauses (i) and (ii), whether based on contract, tort, or any other theory and regardless of whether any Indemnitee is a party thereto; provided that no Indemnitee shall have the right to be indemnified hereunder to the extent that such losses, claims, damages, liabilities or related expenses have resulted from (x) its own gross negligence or willful misconduct, (y) the material breach in bad faith by such Indemnitee of its material obligations hereunder or (z) any claim, litigation, or proceeding solely among Indemnitees brought by any Indemnitee against another Indemnitee (other than any claim, litigation, or proceeding against an Indemnitee acting in its capacity as a Lead Arranger, Administrative Agent or other capacity as an agent) that does not involve an act or omission (or alleged act or omission) by the Company or any of the Company’s affiliates, in the case of each of the foregoing clauses (x), (y) and (z), as determined in a final and non-appealable judgment by a court of competent jurisdiction. (c) To the extent permitted by applicable law, the Company shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated hereby, the Term Loan, or the use of the proceeds thereof. (d) No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks, Syndtrak, ClearPar or

54 other similar information transmission systems in connection with this Agreement or any other Credit Document. (e) The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Bank, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. SECTION 10.04 Sharing of Payments. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Term Loan made by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Term Loan made by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Term Loans held by the other Banks, as applicable, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Term Loans made by the Banks shall be shared by the Banks pro rata; provided that (i) nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Company other than its indebtedness under this Agreement and (ii) the provisions of this Section shall not be construed to apply to any payment made by the Company pursuant to and in accordance with the express terms of this Agreement. The Company agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in the Term Loan, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Company or Guarantor in the amount of such participation. SECTION 10.05 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Banks or by the Administrative Agent (with the consent of the Required Banks) (and, if the rights or duties of the Administrative Agent, in such capacity, are affected thereby, by the Administrative Agent); provided, that no such amendment or waiver shall (i) increase the amount or extend the expiry date of the Commitment of any Bank without the written consent of such Bank, (ii) reduce the principal amount of any Term Loan, the rate or amount of interest thereon or any fees payable to any Bank hereunder, without the written consent of each Bank affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Term Loan, or any interest thereon, or any fees payable hereunder, or waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Bank affected thereby, (iv) change Section 2.13(b) or (c) or Section 10.04 in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Bank affected thereby, (v) change any of the provisions of this Section or the definition of “Required Banks” or any other provision hereof specifying the number or percentage of Banks required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Bank, or (vi) release the Guarantor under the Intermediate Co. Guaranty (other than as permitted by Section 7.12), without the written consent of each Bank, other than any Bank that is a Defaulting Bank.

55 SECTION 10.06 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company may not assign or otherwise transfer any of its rights or obligations under this Agreement, without the prior written consent of each Bank. (b) Any Bank may at any time grant to one or more banks or other institutions (each a “Participant”) participating interests in its rights and obligations under this Agreement. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Company and the Administrative Agent, such Bank shall remain solely responsible for the performance of its obligations hereunder, and the Company and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank’s rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Company hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in the proviso of Section 10.05 without the consent of the Participant. The Company agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) of this Section shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b). Each Bank that grants a participation shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Term Loans or other obligations under this Agreement (the “Participant Register”); provided that no Bank shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitment, Term Loan, or other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Term Loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Bank shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (c) Any Bank may at any time assign to one or more banks or other financial institutions (other than the Company, Affiliates of the Company or a Defaulting Bank, each an “Assignee”) all, or a proportionate part of all, of its rights and obligations under this Agreement, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption executed by such Assignee and such transferor Bank, with (and subject to) the consent (which in each case shall not be unreasonably withheld, conditioned or delayed) of each of the Company and the Administrative Agent; provided that (i) if an Assignee is an Affiliate of

56 any Bank or was a Bank immediately prior to such assignment, no such consent of the Company shall be required and (ii) if an Assignee was a Bank immediately prior to such assignment, no such consent of the Administrative Agent shall be required; provided, further, that (x) the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof and (y) if an Event of Default occurs and is continuing, no such consent of the Company shall be required; and provided, further, that any such assignment (other than an assignment to another Bank or an Affiliate of any Bank or an assignment of the entire remaining amount of the transferor Bank’s interests in the Term Loan Facility) shall be in an amount that is at least $5,000,000 unless otherwise agreed by the Company and the Administrative Agent. Upon execution and delivery of such Assignment and Assumption and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with an undrawn Commitment and principal amount of the Term Loan owing to it as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. In connection with any such assignment, the transferor Bank or Assignee shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $3,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Company and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.05(d). (d) Any Bank may at any time assign all or any portion of its rights under this Agreement to any Person to secure obligations of such Bank, including, without limitation, to one or more of the Federal Reserve Banks which comprise the Federal Reserve System or other central banks. No such assignment shall release the transferor Bank from its obligations hereunder. (e) No Participant shall be entitled to receive any greater payment under Section 8.03, 8.05 or 8.06 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made (i) with the Company’s prior written consent, (ii) by reason of the provisions of Section 8.02 or 8.07 requiring such Participant to designate a different Applicable Lending Office under certain circumstances or (iii) at a time when the circumstances giving rise to such greater payment did not exist. SECTION 10.07 Collateral. Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not relying upon any “margin stock” (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement. SECTION 10.08 New York Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

57 SECTION 10.09 Judicial Proceedings. (a) Submission to Jurisdiction. The Company hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City, borough of Manhattan, for purposes of all legal proceedings arising out of or relating to this Agreement or any other Credit Document or the transactions contemplated hereby. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. (b) [Reserved]. (c) Service of Process. The Company hereby consents to process being served in any suit, action or proceeding of the nature referred to in subsection (a) of this Section in any federal or New York State court sitting in New York City by service of process upon its agent appointed as provided in subsection (b) of this Section; provided that, to the extent lawful and possible, notice of said service upon such agent shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to the Company at its address specified on the signature page hereof or to any other address of which the Company shall have given written notice to the applicable Bank. The Company irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service in such manner and agrees that such service shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to the Company. (d) No Limitation on Service or Suit. Nothing in this Section shall affect the right of the Administrative Agent or any Bank to serve process in any other manner permitted by law or limit the right of the Administrative Agent or any Bank to bring proceedings against the Company in the courts of any jurisdiction or jurisdictions. SECTION 10.10 Counterparts; Integration; Headings. This Agreement may be signed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and all of which taken together shall constitute a single contract. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3.02, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

58 SECTION 10.11 Confidentiality. The Administrative Agent and each Bank agree that they will maintain the confidentiality of, and will not use for any purpose (other than exercising its rights and enforcing its remedies hereunder and under the other Credit Documents), any written or oral information provided under this Agreement by or on behalf of the Company or the Guarantor (hereinafter collectively called “Confidential Information”), subject to the Administrative Agent’s and each Bank’s (a) obligation to disclose any such Confidential Information pursuant to a request or order under applicable laws and regulations or by a self-regulatory body or pursuant to a subpoena or other legal process, (b) right to disclose any such Confidential Information to its bank examiners, auditors, counsel and other professional advisors and to other Banks and to its subsidiaries and Affiliates and the subsidiaries and Affiliates of its holding company, provided that the Administrative Agent or such Bank, as the case may be, shall cause each such subsidiary or Affiliate to maintain the Confidential Information on the same terms as the terms provided herein, (c) right to disclose any such Confidential Information in connection with any litigation or dispute involving the Banks and the Company or any of its Subsidiaries and Affiliates, (d) right to provide such information to (i) participants, prospective participants, prospective assignees or assignees pursuant to Section 10.06, or (with the consent of the Company (such consent not to be unreasonably withheld)) to its agents if prior thereto such participant, prospective participant, prospective assignee, or agent agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section as if it were a “Bank” party hereto or (ii) any actual or prospective counterparty (or its advisors) to any swap, derivative or securitization transaction relating to the Company and its obligations or to any actual or prospective credit insurance provider relating to the Company and its obligations if prior thereto such counterparty or credit insurance provider agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section as if it were a “Bank” party hereto, and (e) right to provide such information with the Company’s consent. Notwithstanding the foregoing, any such information supplied to a Bank, participant, prospective participant or prospective assignee under this Agreement shall cease to be Confidential Information if it is or becomes known to such Person by other than unauthorized disclosure, or if it is, at the time of disclosure, or becomes a matter of public knowledge. In addition, the Administrative Agent and the Banks may disclose the existence of this Agreement and information about this Agreement to market data collectors and other service providers to the lending industry and service providers to the Administrative Agent and the Banks in connection with the administration of this Agreement, the other Credit Documents and the Commitments. SECTION 10.12 WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY. SECTION 10.13 [Reserved]. SECTION 10.14 USA PATRIOT Act. Each Bank hereby notifies the Company that pursuant to the requirements of the Patriot Act, such Bank may be required to obtain, verify and record information that identifies the Company and the Guarantor, which information includes

59 the name and address of the Company and the Guarantor and other information that will allow such Bank to identify the Company and the Guarantor in accordance with said Act. SECTION 10.15 No Fiduciary Duty. The Administrative Agent, each Bank and their Affiliates (collectively, solely for purposes of this Section, the “Banks”), may have economic interests that conflict with those of the Company and the Guarantor, their respective stockholders and/or their affiliates. The Company agrees that nothing in the Credit Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Bank, on the one hand, and the Company, its stockholders or its affiliates, on the other. The Company acknowledges and agrees that (i) the transactions contemplated by the Credit Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Banks, on the one hand, and the Company, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Bank has assumed an advisory or fiduciary responsibility in favor of the Company, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Bank has advised, is currently advising or will advise the Company, its stockholders or its Affiliates on other matters) or any other obligation to the Company except the obligations expressly set forth in the Credit Documents and (y) each Bank is acting solely as principal and not as the agent or fiduciary of the Company, its management, stockholders or creditors or any other Person. The Company acknowledges and agrees that the Company has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Company agrees that the Company will not claim that any Bank has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to it, in connection with such transaction or the process leading thereto. SECTION 10.16 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto and the Guarantor acknowledges that any liability of any EEA Financial Institution arising under any Credit Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such

60 shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. SECTION 10.17 Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Notices of Borrowing, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. [Signature Pages Follow]

[Brighthouse – Signature Page to Term Loan Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. COMPANY: BRIGHTHOUSE FINANCIAL, INC. By: /s/ Jin Chang Name: Jin Chang Title: Vice President and Treasurer U.S. Federal Tax Identification No.: 81-3846992 Gragg Building 11225 North Community House Road Charlotte, NC 28277 Attention: Jin Chang, Treasurer Tel: (980) 949-4289 Fax: (980) 949-3934

[Brighthouse – Signature Page to Term Loan Agreement] BANKS: BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Aamir Saleem Name: Aamir Saleem Title: Vice President Administrative Agent’s Office (for payments and requests for credit extensions): Bank of America, N.A. One Independence Center Mail Code: NC1-001-05-46 Charlotte, NC 28255-0001 Attention: Patricia Santos Telephone: (980) 387-3794 Facsimile: (704) 625-4200 Electronic Mail: patricia.santos@baml.com Account No.: Ref: Brighthouse Financial Inc. ABA# 026009593 Other Notices as Administrative Agent: Bank of America, N.A. Agency Management 555 California Street, 4th Floor San Francisco, CA 94104 Attention: Aamir Saleem, Agency Management Telephone: (415) 436-2769 Facsimile: (415) 503-5089 Electronic Mail: aamir.saleem@baml.com

[Brighthouse – Signature Page to Term Loan Agreement] BANK OF AMERICA, N.A., as a Bank By: /s/ Chris Choi Name: Chris Choi Title: Director

[Brighthouse – Signature Page to Term Loan Agreement] SUMITOMO MITSUI BANKING CORPORATION, as a Bank By: /s/ Shane Klein Name: Shane Klein Title: Managing Director

EXHIBIT A [Form of Note] NOTE New York, New York _______, 20__ For value received, Brighthouse Financial, Inc. a Delaware corporation (the “Company”), promises to pay to _____________ (the “Bank”), for the account of its Applicable Lending Office, the unpaid principal amount of each Term Loan made by the Bank to the Company pursuant to the Term Loan Agreement referred to below on the date provided for in the Term Loan Agreement. The Company promises to pay interest on the unpaid principal amount of each Term Loan on the dates and at the rate or rates provided for in the Term Loan Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Administrative Agent. Each Term Loan made by the Bank, the respective dates, amounts, types and the maturity thereof and all repayments of the principal thereof shall be recorded on its books by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each Term Loan then outstanding shall be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Term Loan Agreement. This note is one of the Notes referred to in the Term Loan Agreement dated as of July 21, 2017 among the Company, the Banks party thereto and Bank of America, N.A., as Administrative Agent (as the same may be amended, amended and restated or otherwise modified from time to time, the “Term Loan Agreement”). Terms defined in the Term Loan Agreement are used herein with the same meanings. Reference is made to the Term Loan Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. The Company, for itself, its successors, and its assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note. Delivery of an executed counterpart of a signature page of this Note by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Note. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. [Signature Page Follows]

BRIGHTHOUSE FINANCIAL, INC. By: Name: Title:

Note (cont’d) TERM LOAN AND PAYMENTS OF PRINCIPAL Date Amount of Term Loan Type of Term Loan Amount of Principal Repaid Maturity Date Notation Made By

EXHIBIT B [Form of Assignment and Assumption] ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Term Loan Agreement identified below (as amended, the “Term Loan Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Term Loan Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Bank under the Term Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Bank) against any Person, whether known or unknown, arising under or in connection with the Term Loan Agreement, any other documents or instruments delivered pursuant thereto or the credit transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: ____________________________ 2. Assignee: [and is an Affiliate of [identify Bank]] __________________________ 4. Administrative Agent: Bank of America, N.A., as the administrative agent under the Term Loan Agreement 5. Term Loan Agreement: Term Loan Agreement dated as of July 21, 2017 between Brighthouse Financial, Inc., the Banks party thereto, and Bank of America, N.A., as Administrative Agent 6. Assigned Interest:

Facility Assigned Aggregate Amount of Term Loan/ [undrawn Commitments] for all Banks Amount of Term Loan / [undrawn Commitment] Assigned Percentage Assigned of Term Loan / [undrawn Commitment] $ $ % $ $ % $ $ % Effective Date: ______________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Name: Title:

[Consented to] and Accepted: BANK OF AMERICA, N.A., as Administrative Agent By: Name: Title: [Consented to:] BRIGHTHOUSE FINANCIAL, INC. By: Name: Title:

ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Term Loan Agreement, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Term Loan Agreement or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of the Term Loan Agreement or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under the Term Loan Agreement. 1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Bank under the Term Loan Agreement, (ii) it satisfies the requirements, if any, specified in the Term Loan Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Bank, (iii) from and after the Effective Date, it shall be bound by the provisions of the Term Loan Agreement as a Bank thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Bank thereunder, (iv) it has received a copy of the Term Loan Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Bank, (v) if it is a Bank that is not incorporated under the laws of the United States of America or any state thereof, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Term Loan Agreement, duly completed and executed by the Assignee, (vi) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, and (vii) the Assignee is not and will not be (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code; (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Term Loan Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Term Loan Agreement are required to be performed by it as a Bank. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by fax transmission or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT C Form of Guaranty Please see attached.

GUARANTY [___________], 201[_] FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of credit and/or financial accommodation heretofore or hereafter from time to time made or granted to BRIGHTHOUSE FINANCIAL, INC. (the “Borrower”) by BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (the “Administrative Agent”) and the banks (the “Banks”) from time to time party to that certain Term Loan Agreement, dated as of July 21, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified in effect from time to time, the “Term Loan Agreement”; capitalized terms used herein without definition shall have the definitions set forth therein), by and among the Borrower, the Banks, and Bank of America, as Administrative Agent, the undersigned (the “Guarantor”) hereby furnishes its guaranty to the Administrative Agent, for the benefit of itself and the Banks, as follows: 1. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to Administrative Agent, for the benefit of itself and the Banks, the full and prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of the Guaranteed Obligations (as hereafter defined) and the punctual performance of all of the terms contained in the Credit Documents and other documents executed by the Borrower in favor of Administrative Agent and the Banks in connection with the Guaranteed Obligations. This Guaranty is a guaranty of payment and performance and is not merely a guaranty of collection. As used herein, the term “Guaranteed Obligations” means the Obligations and any and all existing and future indebtedness, obligations, and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary and whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of the Borrower under the Term Loan Agreement and the other Credit Documents (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Administrative Agent and any other Bank in connection with the collection or enforcement thereof to the same extent required to be paid by the Borrower pursuant to the terms of the Credit Documents). Without limiting the generality of the foregoing, the Guaranteed Obligations shall include any such indebtedness, obligations, and liabilities which may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Guarantor or the Borrower under the Bankruptcy Code (Title 11, United States Code), any successor statute or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally (collectively, “Debtor Relief Laws”), and shall include interest that accrues after the commencement by or against the Borrower or the Guarantor of any proceeding under any Debtor Relief Laws. Anything contained herein to the contrary notwithstanding, the obligations of the Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law. 2. No Setoff or Deductions; Taxes; Payments. The Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Guarantor is compelled by law to make such deduction or withholding. With respect to any payments made pursuant to this Guaranty, the provisions of Section 8.05 of the Term Loan Agreement (and all defined terms contained therein) shall apply mutatis mutandis, substituting references to the “Company” for references to the “Guarantor” as appropriate. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty. 3. Rights of the Administrative Agent and the Banks. The Guarantor consents and agrees that the Administrative Agent may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof, (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof, (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent in its sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, the Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of the Guarantor. The provisions of this Section 3 shall not derogate from any approval or consent rights the Borrower may have with respect to any matters referenced herein. 4. Certain Waivers. The Guarantor waives to the fullest extent permitted by law (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of the Administrative Agent or any other Bank) of the liability of the Borrower; (b) any defense based on any claim that the Guarantor’s obligations exceed or are more burdensome than those of the Borrower; (c) the benefit of any statute of limitations affecting the Guarantor’s liability hereunder; (d) any right to require the Administrative Agent or any Bank to proceed against the Borrower, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in the Administrative Agent’s or Bank’s power whatsoever and any defense based upon the doctrines of marshalling of assets or of election of remedies; (e) any benefit of and any right to participate in any security now or hereafter held by the Administrative Agent or any Bank; (f) any fact or circumstance related to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty; and (g) any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, other than the defense that the Guaranteed Obligations have been fully performed and indefeasibly paid in full in cash. The Guarantor expressly waives all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations, or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty, and the Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. 5. Obligations Independent. The obligations of the Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against the Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party. 6. Subrogation. The Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and any commitments of the Banks and facilities provided by the Banks with respect to the Guaranteed Obligations are terminated. If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Administrative Agent for the benefit of the Banks to reduce the amount of the Guaranteed Obligations, whether matured or unmatured. 7. Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are paid in full in cash (other than contingent obligations as to which no claim has yet been made) and any commitments of the Banks or facilities provided by the Banks with respect to the Guaranteed Obligations are terminated, at which time this Guaranty shall automatically terminate and be released, unless released by the Administrative Agent as set forth in Section 7.12 of the Term Loan Agreement. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or the Guarantor is made, or the Administrative Agent or any other Bank exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or any other Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Administrative Agent or any other Bank is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of the Guarantor under this paragraph shall survive termination of this Guaranty. 8. Subordination. The Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to the Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to the Guarantor as subrogee of the Administrative Agent or any other Bank or resulting from the Guarantor’s performance under this Guaranty, to the payment in full in cash of all Guaranteed Obligations (other than contingent obligations as to which no claim has yet been made). If the Administrative Agent so requests, any such obligation or indebtedness of the Borrower to the Guarantor shall be enforced and performance received by the Guarantor as trustee for the Banks and the proceeds thereof shall be paid over to the Administrative Agent for the benefit of the Banks on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty. 9. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by the Guarantor immediately upon demand by the Administrative Agent 10. Expenses. The Guarantor shall pay on demand to the Administrative Agent all reasonable and document out-of-pocket expenses (including reasonable and documented attorneys’ fees and disbursements of one firm of outside counsel to the Administrative Agent and the Banks, taken as whole, unless there is a conflict of interest among such parties in which case expenses shall include the reasonable and documented fees and disbursements of nor more than such number of counsel necessary to represent such conflicting interests) in any way relating to the enforcement or protection of the Administrative Agent or the other Bank’s rights under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of the Administrative Agent or any other Bank in any proceeding under any Debtor Relief Laws. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty. 11. Miscellaneous. The Administrative Agent and each other Bank’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantor and conclusive, absent manifest error, for the purpose of establishing the amount of the Guaranteed Obligations. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Administrative Agent and the Guarantor. No failure by the Administrative Agent or any other Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the Administrative Agent and the Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Guarantor for the benefit of the Administrative Agent or any other Bank or any term or provision thereof. 12. Condition of Borrower. The Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as the Guarantor requires, and that the Administrative Agent and the Banks have no duty, and the Guarantor is not relying on the Administrative Agent or the Banks at any time, to disclose to the Guarantor any information relating to the business, operations or financial condition of the Borrower or any other guarantor (the guarantor waiving any duty on the part of the Administrative Agent or the Banks to disclose such information and any defense relating to the failure to provide the same). 13. Setoff. The Guarantor agrees that, in addition to (and without limitation of) any right of setoff, banker’s lien or counterclaim the Administrative Agent or any other Bank may otherwise have, the Administrative Agent or any other Bank shall be entitled, at their respective option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of the Guarantor at any of the Administrative Agent’s or such other Bank’s offices, in U.S. dollars or in any other currency, against any amount payable by the Guarantor under this Guaranty which is not paid when due (regardless of whether such balances are then due to the Guarantor), in which case it shall promptly notify the Guarantor thereof; provided that the Administrative Agent or such other Bank's failure to give such notice shall not affect the validity thereof. 14. Representations and Warranties. The Guarantor hereby makes each of the representations and warranties set forth in the Term Loan Agreement expressly applicable to the Guarantor at each time and on each date such forth therein. 15. Indemnification and Survival. The Guarantor shall be subject to the indemnification provisions of Section 10.03 of the Term Loan Agreement to the same extent the Borrower is subject thereto, substituting references therein to the “Company” with references to the “Guarantor” as appropriate. 16. GOVERNING LAW; Assignment; Jurisdiction; Notices. THIS GUARANTY AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Guaranty shall (a) bind the Guarantor and its successors and assigns, provided that the Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of the Administrative Agent and the Banks and their successors and assigns and the Administrative Agent and the Banks may, without notice to the Guarantor and without affecting the Guarantor’s obligations hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part. The Guarantor hereby irrevocably (i) submits to the exclusive jurisdiction of any United States Federal or State court sitting in the State of New York, City of New York in any action or proceeding arising out of or relating to this Guaranty, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by the Administrative Agent in connection with such action or proceeding shall be binding on the Guarantor if sent to the Guarantor by registered or certified mail at its address specified below or such other address as from time to time notified by the Guarantor. The Guarantor agrees that the Administrative Agent and the Banks may disclose to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations of all or part of the Guaranteed Obligations any and all information in the Administrative Agent or any other Bank’s possession concerning the Guarantor, this Guaranty and any security for this Guaranty. All notices and other communications to the Guarantor under this Guaranty shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to the Guarantor at its address set forth below or at such other address in the United States as may be specified by the Guarantor in a written notice delivered to the Administrative Agent at such office as the Administrative Agent may designate for such purpose from time to time in a written notice to the Guarantor. 17. WAIVER OF JURY TRIAL; FINAL AGREEMENT. TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE GUARANTOR AND THE ADMINISTRATIVE AGENT EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, THE GUARANTEED OBLIGATIONS OR THE TRANSACTIONS CONTEMPLATED HEREBY. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

18. Counterparts; Integration; Effectiveness. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Guaranty and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Guaranty. 19. Credit Document Terms. The Guarantor shall at all times comply with the terms and provisions of the Term Loan Agreement which are expressly applicable to the Guarantor therein. [Signature Page Follows]

Executed by the undersigned as of the date first set forth above. BRIGHTHOUSE HOLDINGS, LLC By: Name: Title:

Schedule I – Commitments Banks Commitment ($) Bank of America, N.A. ...................................................................................... $300,000,000 Sumitomo Mitsui Banking Corporation. ............................................................ $300,000,000 AGGREGATE COMMITMENTS .................................................................... $600,000,000

Schedule II – Material Subsidiaries Name Jurisdiction Type Brighthouse Holdings, LLC Delaware Limited Liability Company Brighthouse Life Insurance Company Delaware Corporation Brighthouse Reinsurance Company of Delaware Delaware Corporation

Schedule III – Hybrid Instruments None.

Schedule IV – Restructuring Transaction Structure after giving effect to the Restructuring Transaction and prior to consummation of the Spin-Off Transaction: Series A

Schedule V – Spin-Off Transaction Structure after giving effect to the Spin-Off Transaction: